UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

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☐           Soliciting Material Pursuant to Rule 240.14a-12

BRIDGELINE DIGITAL, INC.
(Name of Registrant as Specified in its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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March 1, 2012

Dear Stockholder:

I am pleased to invite you to attend Bridgeline Digital, Inc.'s Annual Meeting of Stockholders to be held on April 12, 2012. The meeting will begin promptly at 9:00 a.m. Eastern Time at the Company’s corporate headquarters located at 80 Blanchard Road, 2nd Floor, Burlington, Massachusetts 01803.

This booklet includes the formal notice of the meeting and the proxy statement. The proxy statement tells you about the agenda and procedures for the meeting. It also describes how the board of directors operates and provides information about our director candidates.

I look forward to sharing more information with you about Bridgeline Digital at the Annual Meeting. Whether or not you plan to attend, I encourage you to vote your proxy as soon as possible so that your shares will be represented at the meeting.

Sincerely,

Thomas L. Massie
President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 9:00 A.M. on April 12, 2012

To the Stockholders of Bridgeline Digital, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of BRIDGELINE DIGITAL, INC. (the "Company") will be held on April 12, 2012 at 9:00 A.M. at the Company’s corporate headquarters located at 80 Blanchard Road, 2nd Floor, Burlington, Massachusetts, 01803 to consider and vote on the following matters described under the corresponding numbers in the attached Proxy Statement:

1.	To elect one director;

2.
To amend the Bridgeline Digital, Inc. Amended and Restated Stock Incentive Plan to increase the number of shares of Common Stock available for issuance upon exercise of options granted under the Plan from 3,000,000 shares to 3,300,000 shares;

3.	To approve and adopt the Bridgeline Digital, Inc 2012 Employee Stock Purchase Plan; and

4.	To ratify the appointment of Marcum LLP as the Company's independent registered public accounting firm for its fiscal year ending September 30, 2012.

The Board of Directors has fixed the close of business on February 22, 2012 as the record date for the determination of stockholders entitled to vote at the Meeting, and only holders of shares of Common Stock of record at the close of business on that day will be entitled to vote. The stock transfer books of the Company will not be closed.

A complete list of stockholders entitled to vote at the Meeting shall be available for examination by any stockholder, for any purpose germane to the Meeting, during ordinary business hours from March 12, 2012 until the Meeting at the principal executive offices of the Company. The list will also be available at the Meeting.

Whether or not you expect to be present at the Meeting, please fill in, date, sign, and return the enclosed Proxy, which is solicited by management. The Proxy is revocable and will not affect your vote in person in the event you attend the Meeting.

By Order of the Board of Directors

Assistant Secretary
March 1, 2012

Requests for additional copies of the proxy materials and the Company's Annual Report for its fiscal year ended September 30, 2011 should be addressed to Shareholder Relations, Bridgeline Digital, Inc., 80 Blanchard Road, 2nd Floor, Burlington, Massachusetts 01803. This material will be furnished without charge to any stockholder requesting it.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on April 12, 2012: The Proxy Statement for the Annual Meeting and the Annual Report to Shareholders for the year ended September 30, 2011 are available at https://www.bridgelinedigital.com/proxy.

Proxy Statement

Annual Meeting of Stockholders
April 12, 2012

The enclosed proxy is solicited by the management of Bridgeline Digital, Inc. in connection with the Annual Meeting of Stockholders to be held on April 12, 2012 at 9:00 A.M. at the Company’s headquarters located at 80 Blanchard Road, Burlington, Massachusetts and any adjournment thereof. The Board of Directors of the Company (the "Board of Directors") has set the close of business on February 22, 2012 as the record date for the determination of stockholders entitled to vote at the Meeting. A stockholder executing and returning a proxy has the power to revoke it at any time before it is exercised by filing a later-dated proxy with, or other communication to, the Secretary of the Company or by attending the Meeting and voting in person.

The proxy will be voted in accordance with your directions to:

1.	Consider and act upon a motion to elect one director;

2.
Consider and act upon a motion to amend the Bridgeline Digital, Inc. Amended and Restated Stock Incentive Plan to increase the number of shares of Common Stock available for issuance upon exercise of options granted under the Plan from 3,000,000 shares to 3,300,000 shares;

3.	To approve and adopt the Bridgeline Digital, Inc 2012 Employee Stock Purchase Plan; and

4.	Consider and act upon a motion to ratify the appointment of Marcum LLP as the Company's independent registered public accounting firm for its fiscal year ending September 30, 2012.

The Proxy Statement, the attached Notice of Meeting, the enclosed form of proxy and the Annual Report are being mailed to stockholders on or about March 6, 2012. The Company's principal executive offices are located at 80 Blanchard Road, 2nd Floor, Burlington, Massachusetts 01803 and its telephone number at that location is (781) 376-5555.

The entire cost of soliciting proxies will be borne by the Company. The costs of solicitation will include the costs of supplying necessary additional copies of the solicitation materials and the Company's Annual Report to Stockholders for its fiscal year ended September 30, 2011 (the "Annual Report") to beneficial owners of shares held of record by brokers, dealers, banks, trustees, and their nominees, including the reasonable expenses of such record holders for completing the mailing of such materials and Annual Reports to such beneficial owners.  Solicitation of proxies may also include solicitation by telephone, fax, electronic mail, or personal solicitations by Directors, officers, or employees of the Company. No additional compensation will be paid for any such services. The Company may engage a professional proxy solicitation firm to assist in the proxy solicitation and, if so, will pay such solicitation firm customary fees plus expenses.

Only stockholders of record of the Company's 12,474,693 shares of Common Stock (the "Common Stock") outstanding at the close of business on February 22, 2012 will be entitled to vote at the Meeting.

Stockholders may vote by proxy over the Internet, over the telephone or by mail. The procedures for voting by proxy are as follows:

•	To vote by proxy over the Internet, go to www.voteproxy.com to complete an electronic proxy card;

•	To vote by proxy over the telephone, dial the toll-free phone number listed on your proxy card and following the recorded instructions; or

•	To vote by proxy by mail you must complete, sign and date your proxy card and return it promptly in the envelope provided.

Stockholders of record may also vote in person at the annual meeting.

Each share of Common Stock is entitled to one vote. A majority of the outstanding shares of the Common Stock represented in person or by proxy at the Meeting will constitute a quorum at the Meeting. All shares of the Common Stock represented in person or by proxy (including shares which abstain or do not vote for any reason with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the Meeting.

Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares present and entitled to vote with respect to any particular matter, but will not be counted as a vote in favor of such matter. Accordingly, an abstention from voting on a matter has the same legal effect as a vote against the matter.

If a stockholder holds shares beneficially in street name and does not provide its broker with voting instructions, the shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf on “non-routine” proposals. Proposals 1, 2 and 3 are non-routine proposals.  Abstentions and broker non-votes will be counted for the purposes of obtaining a quorum for the Annual Meeting.  In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote and have no effect on the voting on such matter.

The Director will be elected by a plurality of the votes properly cast at the Meeting. Abstentions and broker non-votes as to this election do not count as votes for or against such election.

The approval of the proposals to amend the Company’s Amended and Restated Stock Incentive Plan, to approve the Company’s 2012 Employee Stock Purchase Plan and to approve the Company’s independent auditors will require the affirmative vote of a majority of the shares of Common Stock properly cast at the Meeting. Abstentions as to these proposals will count as being present and represented at the Meeting and entitled to vote, and will be included in calculating the number of votes cast on these proposals (and thus will have the effect of "no" votes). Broker non-votes will not be included in calculating the number of votes cast on these proposals.

PROPOSAL 1
ELECTION OF DIRECTOR

One director is to be elected by a plurality of the shares present in person or represented by proxy at the Meeting and entitled to vote thereon, to hold office for a three year term expiring in 2015. The persons named in the accompanying proxy have advised management that it is their intention to vote for the election of the following nominee as director unless authority is withheld:

(1)  Thomas Massie

Management has no reason to believe that the nominee will be unable to serve. In the event that the nominee becomes unavailable, the proxies may be voted for the election of such person or persons who may be designated by the Board of Directors.

The following table sets forth certain information as to our current directors:

Name	Age	Position with the Company	Director Since

Nominee for Director with Terms Expiring in 2015

Thomas Massie	50	Chairman of the Board of Directors, President and Chief Executive Officer	2000

Directors with Terms Expiring in 2014

John Cavalier*	72	Director, Member of the Compensation Committee and the Nominating and Corporate Governance Committee	2007

Robert Hegarty*	49	Director, Chair of the Compensation Committee, Member of the Nominating and Corporate Governance Committee	2006

Directors with Terms Expiring in 2013

Kenneth Galaznik*	60	Director, Chair of the Audit Committee	2006

Scott Landers*	41	Director, Member of the Audit Committee	2010

Director with Term Expiring in 2012
William Coldrick* **	69	Director, Chair of the Nominating and Corporate Governance Committee, and Member of the Audit Committee and Compensation Committee	2000
*Independent director as defined under the rules of the Nasdaq Stock Market.

**Mr. Coldrick’s term on the Board of Directors will expire at the Meeting, and Mr. Coldrick will be resigning from the Board of Directors upon the expiration of his term.

Thomas Massie has served as our Chairman of the Board, President and Chief Executive Officer since our inception. From 1991 to 2000, Mr. Massie was the founder, Chairman of the Board and Chief Executive Officer of Focus Enhancements, a publicly-held developer of proprietary video conversion ASIC chip technology that had technology alliances with companies such as Intel, Microsoft, Apple Computer, Thompson, Philips, SONY, Nokia, and Zenith. Mr. Massie led Focus Enhancements from concept to a public market capitalization of $230 million. From 1986 to 1991, Mr. Massie was the founder and Chairman of the Board of Mass Microsystems, a publicly-held developer of proprietary multimedia products. Mr. Massie led Mass Microsystems from inception to a public market capitalization of $75 million. From 2002 to 2007, Mr. Massie was a member of the Board of Directors of MapInfo Corporation, a publicly-held developer of location intelligence software. Mr. Massie was the Chairman of MapInfo's Corporate Governance Committee and a member of its Audit and Compensation Committees. In April 2007, MapInfo was acquired by Pitney-Bowes for $480 million. In addition, Mr. Massie is a member of the National Association of Directors and was a non-Commissioned Officer in the United States Army, 101st Airborne Division.  As our President and Chief Executive Officer, and former chief executive officer of two other technology companies, Mr. Massie brings to our Board strategic vision, leadership and operational experience.

John Cavalier has been a member of our Board of Directors since 2007. Mr. Cavalier is a member of the Company's Compensation Committee, and Nominating and Corporate Governance Committee. From 2001 to 2007, Mr. Cavalier was the Chairman of the Board of MapInfo Corporation, a publicly-held developer of location intelligence software. From 1996 to 2001, Mr. Cavalier was the president, CEO and a director of MapInfo. During Mr. Cavalier's tenure at MapInfo, he successfully helped lead the growth of MapInfo from approximately $40 million in annual sales to over $160 million in annual sales. In April 2007, MapInfo was acquired by Pitney Bowes for $480 million. Prior to joining MapInfo, Mr. Cavalier held executive management positions with The Antares Alliance Group (a joint venture between Amdahl and EDS), Amdahl, Atari, and Apple Computer. In 2006, Mr. Cavalier was inducted into New York State's Tech Valley's Business Hall of Fame recognizing him for outstanding business leadership. In 2007, Mr. Cavalier was given the Explore, Discover, & Imagine Award by New York's Children's Museum of Science & Technology recognizing his leadership in promoting technology to children. In 2010, Mr. Cavalier received the Partners In Life Long Learning Award from Excelsior College.  This award recognized Mr. Cavalier as a key founder of Tech Valley High School, a new math and science high school established in New York State to meet the needs of the expanding High Tech business growth. Mr. Cavalier is an active board member of various privately-held technology companies. Mr. Cavalier is a member of the Board of The Fuller Road Management Corporation (“FRMC”). FRMC is responsible for the High Tech initiative in Up State New York where $12 billion has been invested in Nano Technology for semi-conductors.  These investments have allowed FRMC to dominate the Nano Technology arena for 300 micron and 450 micron semi conductor technologies.  Mr. Cavalier is the Chairman of the Audit Committee for FRMC. In addition, Mr. Cavalier serves on the Board of Nfrastructure Corporation, a high tech company focused on systems integration and services. Mr. Cavalier is Chairman of the Compensation Committee at Nfrastructure.  Mr. Cavalier earned his undergraduate degree from the University of Notre Dame and his MBA from Michigan State University.  Mr. Cavalier brings extensive experience to our Board as a financial expert, former chief executive officer, and member of the Board of Directors of other publicly-held technology companies.

William Coldrick has been a member of our Board of Directors since our inception and will be retiring from the Board of Directors upon the expiration of his current term at the Meeting. Mr. Coldrick is the Chairman of the Nominating and Corporate Governance Committee and a member of the Audit Committee and the Compensation Committee. From 1993 to 2008, Mr. Coldrick served as Vice Chairman of the Board of Focus Enhancements.  From 1996 to 1998, he was Vice President and General Manager of Worldwide Channel Operations for the Computer Systems Division of Unisys Corp. From 1982 to 1991, Mr. Coldrick held several senior management positions at Apple Computer. In his last position at Apple as Senior Vice President of U.S. Sales, he was responsible for managing all sales, support, service, distribution and channel activities for the United States. During Mr. Coldrick's tenure at Apple, his sales leadership assisted in the growth of Apple from $80 million a year to over $6 billion a year in annual sales. Before joining Apple, Mr. Coldrick spent fourteen years with Honeywell Information Systems, where he held several positions, including Director of Marketing. He holds a B.A. degree from Iona College in New Rochelle, New York.  Mr. Coldrick has brought extensive experience to our Board as an experienced senior executive and member of the Board of Directors of other publicly-held technology companies.

Kenneth Galaznik has been a member of our Board of Directors and Chairman of the Audit Committee since 2006. Since 2005, Mr. Galaznik has been the Senior Vice President, Chief Financial Officer and Treasurer of American Science and Engineering, Inc., a publicly held supplier of X-ray inspection and screening systems with a public market cap of over $625 million. From August 2002 to February 2005, Mr. Galaznik was Vice President of Finance of American Science and Engineering, Inc. From November 2001 to August 2002, Mr. Galaznik was self-employed as a consultant. From March 1999 to September 2001, he served as Vice President of Finance at Spectro Analytical Instruments, Inc. and has more than 30 years of experience in accounting and finance positions. Mr. Galaznik holds a B.B.A. degree in accounting from The University of Houston.  Mr. Galaznik brings extensive experience to our Board and our Audit Committee as an experienced senior executive, a financial expert, and as chief financial officer of a publicly-held company.

Robert Hegarty has been a member of our Board of Directors since 2006. Mr. Hegarty is also Chairman of the Compensation Committee and a member of the Nominating and Corporate Governance Committee. Since December 2010, Mr. Hegarty has been Managing Director, Global Head of Market Structure for Thomson Reuters.  Prior to that, he was Managing Director, Strategy and Marketing of The Depository Trust & Clearing Corporation.  From 1999 to March 2009, Mr. Hegarty was Managing Director of TowerGroup Securities & Investments Group, a capital markets and investment and wealth management research subsidiary of MasterCard International. Before joining TowerGroup in 1999, Mr. Hegarty was vice president of trading systems at Putnam Investments in Boston, Massachusetts and, prior to that, was employed by Fidelity Investments in Boston for eight years, during which he served as vice president of technology of the institutional broker-dealer arm of Fidelity Investments. Mr. Hegarty holds an M.B.A. degree in finance and marketing from Babson College and a B.S. degree in computer science from North Adams State College.  Mr. Hegarty brings extensive experience to our Board as an experienced senior executive, a technology trend expert, and an expert in the global financial markets.

Scott Landers has been a member of our Board of Directors since 2010 and is a member of the Audit Committee.  Since July 2008, Mr. Landers has been the Senior Vice President, Chief Financial Officer and Treasurer for Monotype Imaging Holdings Inc., a global developer of text imaging solutions.   Monotype is a publicly-held company with a market cap over $525 million.  Prior to joining Monotype, from September 2007 until July 2008, Mr. Landers was the Vice President of Global Finance at Pitney Bowes Software, a $450 million division of Pitney Bowes, a leading global provider of location intelligence solutions. From 1997 until September 2007, Mr. Landers held several senior finance positions, including Vice President of Finance and Administration, at MapInfo, a publicly-held company which was acquired by Pitney Bowes in April 2007.  Earlier in his career, Mr. Landers was a Business Assurance Manager with Coopers & Lybrand.  Mr. Landers is a certified public accountant and holds a bachelor's degree in accounting from Le Moyne College in Syracuse, N.Y. and a master’s degree in business administration from The College of Saint Rose in Albany, N.Y.  Mr. Landers brings extensive experience to our Board and our Audit Committee as an experienced senior executive, a financial expert, and as chief financial officer of a publicly-held company.

Other Executive Officers

The following table sets forth certain information as to our executive officers who are not also directors:

Name	Age	Position with the Company

Brett Zucker	39	Executive Vice President and Chief Technology Officer

Michael D. Prinn	38	Senior Vice President of Finance and Chief Accounting Officer

Brett Zucker has been a senior executive at Bridgeline Digital since 2002.  Since 2006, Mr. Zucker has been our Executive Vice President and Chief Technical Officer. From 2002 to 2006, Mr. Zucker was a senior executive of the Company's New York business unit. Prior to joining Bridgeline Digital, Mr. Zucker was the Director of Development and Delivery for Lead Dog Digital, Inc., a custom Web application development company Bridgeline Digital acquired in 2002. Prior to joining Lead Dog Digital in September 2000, Mr. Zucker served in management positions with AppNet and Agency.com.  Mr. Zucker is a member of the Board of Directors of Content Management Professionals, an independent national organization with over 12,000 members. Mr. Zucker holds a B.S. degree in Electrical Engineering from Cornell University and an M.B.A. degree from Harvard Business School.

Michael D. Prinn has been our Vice President of Finance since August 2010 and has been our Chief Accounting Officer since December 2010.  In October 2011, Mr. Prinn was promoted to Senior Vice President of Finance and Chief Accounting Officer.  Prior to joining Bridgeline Digital, from 2006 to 2010, Mr. Prinn was a Controller at Sapient, an $800 million publicly-held global integrated marketing and technology services company.  From 2003 to 2006 Mr. Prinn was the Corporate Controller for SensAble Technologies, a developer of 3D touch-enabled digital solutions. Prior to joining SensAble Technologies, Mr. Prinn was an Audit Manager in Arthur Andersen’s High Tech Audit Practice.  Mr. Prinn received his B.S. in Accounting from Boston College and is a Certified Public Accountant.

The Board of Directors recommends a vote FOR the approval of Proposal No. 1, the election of director.

 Certain Relationships and Related Transactions

Item 404(d) of Regulation S-K requires the Company to disclose any transaction or proposed transaction in which the amount involved exceeds the lesser of $120,000 or one percent (1%) of the average of the Company’s total assets as of the end of the last two completed fiscal years in which the Company is a participant and in which any related person has or will have a direct or indirect material interest. A related person is any executive officer, director, nominee for director, or holder of 5% or more of the Company's common stock, or an immediate family member of any of those persons.

The Company has not been a participant in any transaction that is reportable under Item 404(d) of Regulation S-K.  The Company knows of no proposed transaction in which it will be a participant that would be reportable under Item 404(d) of Regulation S-K.

In accordance with our Audit Committee charter, our Audit Committee is responsible for reviewing and approving the terms of any related party transactions. Therefore, any material financial transaction between the Company and any related person would need to be approved by our Audit Committee prior to the Company entering into such transaction.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. In computing the number of shares beneficially owned by a person or a group and the percentage ownership of that person or group, shares of our common stock subject to options or warrants currently exercisable or exercisable within 60 days after January 13, 2012 are deemed outstanding, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each individual named below is our address, 80 Blanchard Road, 2nd Floor, Burlington, Massachusetts 01803.

The following table sets forth as of January 13, 2012, the beneficial ownership of our common stock by (i) each person or group of persons known to us to beneficially own more than 5% of the outstanding shares of our common stock, (ii) each of our directors and named executive officers, (iii) certain members of senior management who beneficially own more than 1% of the outstanding shares of our common stock and (iv) all of our executive officers, directors and senior management who beneficially own more than 1% of the outstanding common stock as a group. At the close of business on January 13, 2012, there were issued and outstanding 12,472,873 shares of our Common Stock entitled to cast 12,472,873 votes. On January 13, 2012, the closing price of our Common Stock as reported on the Nasdaq Capital Market was $0.55 per share.

Except as indicated in the footnotes to the table below, each shareholder named in the table has sole voting and investment power with respect to the shares shown as beneficially owned by such shareholder.

This information is based upon information received from or on behalf of the individuals named herein.

Name and Address	Number of Shares Owned		Percent of Shares Outstanding
Erez Katz 6170 Neely Farm Drive, Norcross, GA 30092	1,176,133		9.43%
Thomas Massie	1,097,333	(1)	8.59%
Brett Zucker	331,453	(2)	2.60%
Michael Matteo	253,380	(3)	2.01%
Jennifer Bakunas	166,666	(4)	1.34%
William Matteson	134,000	(5)	1.07%
John Cavalier	119,999	(6)	*
William Coldrick	117,000	(7)	*
Robert Hegarty	73,666	(8)	*
Kenneth Galaznik	51,666	(9)	*
Scott Landers	16,666	(10)	*
Michael D. Prinn	3,333	(11)	*
All current executive officers, directors, and certain members of senior management who beneficially own more than 1% of the outstanding shares of common stock as a group (11 persons)	2,365,162	(12)	18.96%

*less than 1%
(1)	Includes 301,666 shares of common stock subject to currently exercisable options (includes options that will become exercisable within 60 days of January 13, 2012).
(2)	Includes 251,950 shares of common stock subject to currently exercisable options (includes options that will become exercisable within 60 days of January 13, 2012).
(3)	Includes 118,722 shares of common stock subject to currently exercisable options (includes options that will become exercisable within 60 days of January 13, 2012).
(4)	Shares issued to Ms. Bakunas in connection with the Company’s acquisition of Magnetic Corporation in October 2012.
(5)	Includes 18,000 shares of common stock subject to currently exercisable options (includes options that will become exercisable within 60 days of January 13, 2012).
(6)	Includes 26,666 shares of common stock subject to currently exercisable options (includes options that will become exercisable within 60 days of January 13, 2012).
(7)	Includes 43,333 shares of common stock subject to currently exercisable options (includes options that will become exercisable within 60 days of January 13, 2012).
(8)
Includes 51,666 shares of common stock subject to currently exercisable options (includes options that will become exercisable within 60 days of January 13, 2012). Includes 12,000 shares of common stock owned by Mr. Hegarty’s spouse.

(9)	Includes 51,666 shares of common stock subject to currently exercisable options (includes options that will become exercisable within 60 days of January 13, 2012).
(10)	Includes 16,666 shares of common stock subject to currently exercisable options (includes options that will become exercisable within 60 days of January 13, 2012).
(11)	Includes 3,333 shares of common stock subject to currently exercisable options (includes options that will become exercisable within 60 days of January 13, 2012).
(12)	Includes 844,947 shares of common stock subject to currently exercisable options (includes options that will become exercisable within 60 days of January 13, 2012).

EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table sets forth the total compensation paid or accrued for the fiscal years ended September 30, 2011 and September 30, 2010 for our principal executive officer and our other two most highly compensated executive officers who were serving as executive officers on September 30, 2011. We refer to these officers as our named executive officers.

Name and Principal Position	Fiscal Year End	Salary	Bonus	Option Awards (1)	All Other Compensation	Total

Thomas Massie	2011	$325,000	$75,000	$29,000	$24,242 (3)	$453,242
President and Chief Executive Officer and Director	2010	$325,000	$132,750 (2)	$160,000	$24,242 (3)	$641,992

Michael D. Prinn	2011	$156,250	$17,000	$30,500	—	$203,750
Senior Vice President of Finance and Chief
Accounting Officer	2010	$15,608	$10,000	$6,300	—	$31,908

Brett Zucker	2011	$225,000	$31,200	—	—	$256,200
Executive Vice President and Chief Technology Officer	2010	$180,000	$71,750	$48,000	—	$299,750

(1)
Represents the aggregate grant date fair value of the entire stock option awards for the fiscal years ended September 30, 2011 and 2010, in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”), excluding the impact of estimated forfeitures of stock options. None of the stock option awards listed above were exercised in the fiscal years ended September 30, 2011 and 2010, and the amounts set forth above do not represent amounts actually received by the executives.

(2)
Of the bonus paid in the fiscal year ended September 30, 2010, $28,750 was for operational performance and $104,000 was for Mr. Massie’s work in successfully completing the acquisitions of TMX Interactive, Inc. and e.Magination network, LLC without the use of investment bankers or the payment of related fees.

(3)	Represents amounts paid by the Company for life insurance premiums.

Employment Agreements

Thomas Massie

We have entered into an employment agreement with Thomas Massie, our President and Chief Executive Officer, to provide executive management services. The agreement had an initial term of three years commencing on October 1, 2001 and was renewed in each of 2004, 2007 and 2010 each for three-year terms. The term of the agreement is automatically extended so that it always has an effective period of three years. Both the annual salary and bonus are subject to periodic review and adjustment by our Board of Directors. The agreement may be terminated by (i) us, in the event of Mr. Massie's death, resignation, retirement or disability, or for or without cause, or (ii) Mr. Massie for good reason. In the event that Mr. Massie is terminated by us without cause or Mr. Massie resigns for good reason, he is entitled to receive severance payments equal to three times his total annual compensation.

For all services rendered to the Company for the fiscal year ended September 30, 2011, Mr. Massie was compensated in the form of initial base salary in the amount of $325,000 and an earned bonus of $75,000, payable based upon goals mutually agreed upon by Mr. Massie and our Board of Directors. For all services rendered to the Company for the fiscal year ended September 30, 2010, Mr. Massie was compensated in the form of initial base salary in the amount of $325,000 and an earned bonus of $132,750, payable based upon goals mutually agreed upon by Mr. Massie and our Board of Directors. Of the bonus paid in the fiscal year ended September 30, 2010, $28,750 was for operational performance and $104,000 was for Mr. Massie’s work in successfully completing the acquisitions of TMX Interactive, Inc. and e.Magination network, LLC without the use of investment bankers or the payment of related fees.

Outstanding Equity Awards at Fiscal 2011 Year-End

The following table sets forth information concerning outstanding stock options for each named executive officer as of September 30, 2011.

		Number of	Number of
		Securities	Securities
		Underlying	Underlying
		Unexercised	Unexercised
	Grant	Options	Options	Exercise	Option
Name	Date	Exercisable (#)	Unexercisable (#)	price ($/sh)	Expiration Date
Thomas Massie (1)	09/30/2002	6,667	-	$0.003	09/30/2012
	10/09/2008	85,555	42,778	$0.90	10/09/2018
	12/23/2009	83,333	166,667	$1.12	12/23/2019
	08/03/2011	-	50,000	$1.05	08/03/2021
		175,555	259,445

Michael D. Prinn (1)	08/23/2010	3,333	6,667	$1.14	08/23/2020
	04/11/2011	-	50,000	$1.10	04/11/2021
		3,333	56,667

Brett Zucker (1)	02/27/2002	1,820	-	$0.357	02/27/2012
	10/09/2008	130,618	69,512	$0.90	10/09/2018
	12/23/2009	25,000	50,000	$1.12	12/23/2019
		157,438	119,512

(1)	Shares vest in equal installments upon the anniversary date of the grant over three years. All options issued on October 9, 2008, were issued as part of the Company’s repricing plan in October 2008.

COMPENSATION OF DIRECTORS

Director Compensation

The following table sets forth information concerning the compensation of our Directors who are not named executive officers for the fiscal year ended September 30, 2011.

Name	Fees Earned or Paid in Cash	Option Awards (1)	All Other Compensation	Total
John Cavalier	$19,360	$9,450	—	$28,810
William Coldrick	$23,000	$9,450	—	$32,450
Kenneth Galaznik	$26,907	$9,450	—	$36,357
Robert Hegarty	$23,000	$9,450	—	$32,450
Scott Landers	$19,360	$9,450	—	$28,810

(1)
Represents aggregate grant date fair value of the entire stock option awards for the fiscal years ended September 30, 2011 in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”), excluding the estimated impact of forfeitures of stock option grants.  None of the stock option awards listed above were exercised in the fiscal year ended September 30, 2011, and the amounts set forth above do not represent amounts actually received by the Directors.

The following table sets forth the following aggregate number of shares under outstanding stock options plans held by Directors who are not named executive officers as of the fiscal year ended September 30, 2011.

Name	Number of Shares Underlying Outstanding Stock Options
John Cavalier	45,000
William Coldrick	61,667
Kenneth Galaznik	70,000
Robert Hegarty	70,000
Scott Landers	40,000

The non-employee members of the Company's Board of Directors are compensated as follows:

•
Option Grants. Unless otherwise determine by the Board of Directors, outside directors each receive annual grants of options to purchase 10,000 shares of our common stock at an exercise price equal to the fair market value of the shares on the date of grant. The options vest over three years in equal installments on the anniversary of grant. New directors receive options to purchase 25,000 shares of our common stock at the then current fair market value upon election to the Board.  During the fiscal year ended September 30, 2011, outside directors each received stock options to purchase 15,000 shares of common stock.

•
Cash Compensation. Each outside director receives an annual retainer of $12,000 and is compensated $1,500 for each meeting such director attends in person. Members of the Audit Committee receive additional annual compensation of $3,000.

•
Committee Chair Bonus. The Chair of our Audit Committee receives an additional annual fee of $10,000. The Chairs of our Compensation Committee and Nominating and Corporate Governance Committee each receive an additional annual fee of $5,000. These fees are payable in lump sums in advance. Other directors who serve on our standing committees, other than the Audit Committee, do not receive additional compensation for their committee services.

•
Travel Expenses. All directors are reimbursed for their reasonable out of pocket expenses associated with attending meetings. For domestic travel, only coach airfare will be reimbursed; for international travel we reimburse for business class.

OTHER INFORMATION CONCERNING THE COMPANY AND THE BOARD OF DIRECTORS

Meetings of the Board of Directors

During the Company's fiscal year ended September 30, 2011 ("Fiscal 2011"), the Board of Directors held five (5) meetings and acted five times by unanimous written consent. During Fiscal 2011, each director attended each meeting, except that Mr. Cavalier did not attend one meeting. The Chairman was present at all meetings. Messrs. Massie, Cavalier and Hegarty attended last year's annual meeting.  The Company encourages Board members to attend the Annual Meeting.

Structure of the Board of Directors

Mr. Massie serves as our President and Chief Executive Officer and Chairman of the Board of the Directors. The Board of Directors believes this structure provides an efficient and effective leadership model for the Company and fosters clear accountability, effective decision-making and alignment on corporate strategy. This structure also enables Mr. Massie to act as the key link between the Board of Directors and other members of management. In addition, the Board of Directors believes this structure makes sense considering the size of our operations.  The Board of Directors has not designated a lead independent director.

The Board of Directors’ Role in Risk Oversight

The Board of Directors oversees our risk management process. This oversight is primarily accomplished through the Board of Directors’ committees and management’s reporting processes, including receiving regular reports from members of senior management on areas of material risk to the company, including operational, financial and strategic risks. The Audit Committee focuses on risks related to accounting, internal controls, and financial and tax reporting and related party transactions. The Audit Committee also assesses economic and business risks and monitors compliance with ethical standards. The Compensation Committee identifies and oversees risks associated with our executive compensation policies and practices.

COMMITTEES OF THE BOARD OF DIRECTORS

The Company has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.

Audit Committee

The Audit Committee assists the Board in the oversight of the audit of our consolidated financial statements and the quality and integrity of our accounting, auditing and financial reporting processes. The Audit Committee is responsible for making recommendations to the Board concerning the selection and engagement of independent registered public accountants and for reviewing the scope of the annual audit, audit fees, results of the audit and auditor independence. The Audit Committee also reviews and discusses with management and the Board such matters as accounting policies, internal accounting controls and procedures for preparation of financial statements. Our Audit Committee is comprised of Messrs. Galaznik (Chair), Coldrick and Landers. Our Board has determined that each of the members of the Audit Committee meet the criteria for independence under the standards provided by the Nasdaq Stock Market. The Board of Directors has adopted a written charter for the Audit Committee. A copy of such charter is available on the Company's website, www.bridgelinedigital.com. The Company's website is not part of this proxy statement. During Fiscal 2011, the Audit Committee met five times. Each member of the Audit Committee attended each such meeting. The Chairman of the Audit Committee was present at all meetings.

Audit Committee Financial Expert. Our Board has also determined that each of Mr. Galaznik and Mr. Landers qualifies as an "audit committee financial expert" as defined under Item 407(d)(5) of Regulation S-K.

Compensation Committee

The Compensation Committee evaluates the performance of our senior executives, considers the design and competitiveness of our compensation plans, including the review of independent research and data regarding compensation paid to executives of public companies of similar size and geographic location, reviews and approves senior executive compensation and administers our equity compensation plans. In addition, the Committee also conducts reviews of executive compensation to ensure compliance with Section 162(m) of the Internal Revenue Code of 1986, as amended. Our Compensation Committee is comprised of Messrs. Hegarty (Chair), Cavalier and Coldrick, all of whom are independent directors. The Board of Directors has adopted a written charter for the Compensation Committee. A copy of such charter is available on the Company's website, www.bridgelinedigital.com. During Fiscal 2011, the Compensation Committee met twice and acted twice by unanimous written consent.

Nominating and Corporate Governance Committee

The Nominating and Governance Committee identifies candidates for future Board membership and proposes criteria for Board candidates and candidates to fill Board vacancies, as well as a slate of directors for election by the shareholders at each annual meeting. The Nominating and Governance Committee also annually assesses and reports to the Board on Board and Board Committee performance and effectiveness and reviews and makes recommendations to the Board concerning the composition, size and structure of the Board and its committees. Messrs. Coldrick (Chair), Cavalier, and Hegarty, all of whom are independent directors, are the members of the Nominating and Governance Committee.

The Nominating and Corporate Governance Committee may consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. Although the Company does not have a formal policy regarding diversity in identifying nominees for directors, for all potential candidates, the Nominating and Corporate Governance Committee may consider all factors it deems relevant, such as a candidate's personal integrity and sound judgment, business and professional skills and experience, independence, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of the stockholders. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. The Nominating and Corporate Governance Committee believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. If a stockholder wishes to recommend a candidate for director for election at the 2013 Annual Meeting of Stockholders, it must follow the procedures described in "Stockholder Proposals and Recommendations for Director."

The Board of Directors has adopted a written charter for the Nominating and Corporate Governance Committee. A copy of such charter is available on the Company's website, www.bridgelinedigital.com. During Fiscal 2011, the Nominating and Corporate Governance Committee met once.

Communications with the Board of Directors

The Company encourages stockholder communications with the Board of Directors. Interested persons may directly contact any individual member of the Board of Directors by contacting Shareholder Relations, Bridgeline Digital, Inc., 80 Blanchard Road, 2nd floor, Burlington, Massachusetts 01803.

Audit Committee Report

The Audit Committee consists of three independent directors, all of whom are "independent directors" within the meaning of the applicable rules of the Securities and Exchange Commission and the Nasdaq Stock Market, Inc. The Audit Committee's responsibilities are as described in a written charter adopted by the Board, a copy of which is available on the Company's website at www.bridgelinedigital.com.

The Audit Committee has reviewed and discussed the Company's audited financial statements for Fiscal 2011 with management and with the Company's independent registered public accounting firm, Marcum LLP. The Audit Committee has discussed with Marcum LLP the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T relating to the conduct of the audit. The Audit Committee has received the written disclosures and the letter from Marcum LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with Marcum LLP its independence.

Based on the Audit Committee's review of the audited financial statements and the review and discussions described in the foregoing paragraph, the Audit Committee recommended to the Board that the audited financial statements for Fiscal 2011 be included in the Company's Annual Report on Form 10-K for Fiscal 2011 for filing with the Securities and Exchange Commission.

Submitted by the members of the Audit Committee:

Kenneth Galaznik, Chairman
William Coldrick
Scott Landers

CHANGE IN CERTIFYING ACCOUNTANT

Effective April 16, 2010, UHY LLP (“UHY”), our independent registered public accounting firm, informed us that its New England practice was acquired by Marcum LLP.  As a result of this transaction, we dismissed UHY as our independent registered public accounting firm effective April 16, 2010.  The decision to dismiss UHY was approved by the Audit Committee of our Board of Directors.

From October 1, 2009 to April 16, 2010, there were no disagreements with UHY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to UHY’s satisfaction, would have caused UHY to make reference to the subject matter of the disagreement in connection with its audit reports nor were there any “reportable events” (as that term is described in Item 304(a)(1)(v) of Regulation S-K). UHY issued a letter dated April 20, 2010, addressed to the Securities and Exchange Commission stating that UHY agrees with the above statements.

Our Audit Committee appointed Marcum LLP as our independent registered public accounting firm effective April 16, 2010. Prior to such appointment, we had not consulted with Marcum LLP with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on our financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

OTHER MATTERS

Audit Fees

The firm of Marcum LLP acts as our principal independent registered public accounting firm. They have served as our independent auditors since April 16, 2010. A representative of Marcum LLP is expected to attend this year's Annual Meeting, and he will have an opportunity to make a statement if he desires to do so. It is also expected that such representative will be available to respond to appropriate questions.

The table below shows the aggregate fees that the Company paid or accrued for the audit and other services provided by Marcum LLP for the fiscal years ended September 30, 2010 and September 20, 2011.   The Company did not engage its independent registered public accounting firm during either of the fiscal years ended September 30, 2011 or September 20, 2010 for any other non-audit services.

	Amount of Fee for Fiscal Year Ended
Type of Service	September 30, 2011	September 30, 2010
Audit Fees	$191,104	$176,738
Audit-Related Fees	—	$31,056
Tax Fees	—	—
Total	$191,104	$207,794

The firm of UHY LLP acted as our principal independent registered public accounting firm during a portion of the fiscal year ended September 30, 2010. They had served as our independent auditors since 2005.

The table below shows the aggregate fees that the Company paid or accrued for the audit and other services provided by UHY LLP for the fiscal year ended September 30, 2010.   The Company did not engage UHY LLP during the fiscal year ended September 30, 2010 for any other non-audit services.

	Amount of Fee for Fiscal Year Ended
Type of Service	September 30, 2011	September 30, 2010
Audit Fees	—	$29,150
Audit-Related Fees	—	—
Tax Fees	—	—
Total	—	$29,150

Audit Fees. This category includes fees for the audits of the Company's annual financial statements, review of financial statements included in the Company's Form 10-Q Quarterly Reports and services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the relevant fiscal years.

Audit-Related Fees. This category consists of audits performed in connection with certain acquisitions.

Tax Fees. This category consists of professional services rendered for tax compliance, tax planning and tax advice. The services for the fees disclosed under this category include tax return preparation, research and technical tax advice.

There were no other fees paid or accrued to Marcum LLP or UHY LLP in the fiscal years ended September 30, 2011 or September 30, 2010.

Audit Committee Pre-Approval Policies and Procedures.

Before an independent public accounting firm is engaged by the Company to render audit or non-audit services, the engagement is approved by the Audit Committee. Our Audit Committee has the sole authority to approve the scope of the audit and any audit-related services as well as all audit fees and terms. Our Audit Committee must pre-approve any audit and non-audit related services by our independent registered public accounting firm. During our fiscal year ended September 30, 2011, no services were provided to us by our independent registered public accounting firm other than in accordance with the pre-approval procedures described herein.

Code of Conduct and Ethics

The Company's Board of Directors has adopted a Code of Ethics within the meaning of Item 406(b) of Regulation S-K of the Securities Act that applies to all of the Company's officers and employees, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics codifies the business and ethical principles that govern the Company's business. A copy of the Code of Ethics is available on the Company's website www.bridgelinedigital.com. The Company intends to post amendments to or waivers from its Code of Ethics (to the extent applicable to its principal executive officer, principal financial officer or principal accounting officer) on its website. The Company's website is not part of this proxy statement.

PROPOSAL 2

AMENDMENT OF THE BRIDGELINE DIGITAL, INC.
AMENDED AND RESTATED STOCK INCENTIVE PLAN

The Board of Directors believes that the future success of Bridgeline Digital depends, in large part, upon the ability of the Company to attract, retain and motivate key employees and that the granting of stock options serves as an important factor in retaining key employees. In addition, the Board of Directors believes it is important to have a pool of options available for issuance as the Company considers potential acquisitions. On January 25, 2012, the Company’s Board of Directors approved, subject to stockholder approval, an amendment to the Bridgeline Digital, Inc. Amended and Restated Stock Incentive Plan, as amended (the “Stock Incentive Plan”), to increase the number of shares reserved for issuance under the Stock Incentive Plan from 3,000,000 to 3,300,000 shares. As of February 24, 2012, there were 92,626 shares remaining available for issuance under the Stock Incentive Plan.

The Board of Directors believes that the increase in the number of shares available for issuance under the Stock Incentive Plan is in the best interests of the Company and recommends a vote for this proposal.

Purpose of Stock Incentive Plan

The purpose of the Stock Incentive Plan is to advance the interests of Bridgeline Digital by encouraging equity participation in Bridgeline Digital by directors, officers and employees of Bridgeline Digital through the acquisition of shares of Common Stock upon the exercise of options granted under the Stock Incentive Plan.

General Provisions

The following summary of the Stock Incentive Plan is qualified in its entirety by reference to the Stock Incentive Plan, as proposed to be amended, a copy of which is attached as Appendix B to this Proxy Statement.

Our Stock Incentive Plan, originally adopted in 2000, amended and restated in August 2006 and further amended in April 2007, April 2008, March 2010 and March 2011, allows us to grant options and other forms of stock-based compensation to our officers, directors, employees and outside consultants and advisors. We have developed this Stock Incentive Plan to align the interests of (i) employees, (ii) non-employee Board members, and (iii) consultants and key advisors with the interests of our shareholders and to provide incentives for these persons to exert maximum efforts for our success and to encourage them to contribute materially to our growth.  As of January 13, 2012, there were approximately 158 persons eligible to participate in the Stock Incentive Plan.

The Stock Incentive Plan is not subject to the provisions of the Employment Retirement Income Security Act, as amended (“ERISA”), and is not a “qualified plan” within the meaning of Section 401 of the Internal Revenue Code, as amended (the “Code”).

Shares Subject to the Stock Incentive Plan. Currently, we may issue up to 3,000,000 shares under the Stock Incentive Plan, subject to adjustment to prevent dilution from stock dividends, stock splits, recapitalization or similar transactions.

Administration of the Stock Incentive Plan. The Stock Incentive Plan is administered by the Compensation Committee. Except for certain non-discretionary option grants to certain of our directors described below, the Compensation Committee selects the individuals to whom options and awards are granted and determines the option exercise price and other terms of each award, subject to the provisions of the Stock Incentive Plan.  The Compensation Committee has delegated limited authority to grant a limited number of stock options to a committee comprised of the Company’s Chief Executive Officer and other officers of the Company.

Awards under the Stock Incentive Plan. Under the Stock Incentive Plan, the Compensation Committee may grant awards in the form of incentive stock options, as defined in Section 422 of the Code, options which do not so qualify, stock awards, performance share awards and stock appreciation rights.

Options. The duration of any option shall be within the sole discretion of the Compensation Committee; provided, however, that any incentive stock option granted to a 10% or less stockholder or any nonqualified stock option shall, by its terms, be exercised within 10 years after the date the option is granted and any incentive stock option granted to a greater than 10% stockholder shall, by its terms, be exercised within five years after the date the option is granted. The exercise price of all options will be determined by the Compensation Committee; provided, however, that the exercise price of an option (including incentive stock options or nonqualified stock options) will be equal to, or greater than, the fair market value of a share of our stock on the date the option is granted and further provided that incentive stock options may not be granted to an employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of our stock or any parent or subsidiary, as defined in section 424 of the Code, unless the price per share is not less than 110% of the fair market value of our stock on the date of grant.

The Stock Incentive Plan provides that each director who is not an employee of Bridgeline Digital, on the date of each annual meeting or special meeting in lieu thereof, shall automatically receive a grant of a non-statutory option for the purchase of 10,000 shares of Common Stock. Such option shall vest over three years on the anniversary of the date of grant at a rate of 33.33% per year until fully vested. In recent years, the Board of Directors has granted discretionary options to the directors in lieu of automatic grants provided under the Stock Incentive Plan.

Termination of Employment. Unless the Compensation Committee provides otherwise in the terms of an option agreement, if the employment or service of a participant is terminated, options granted to such participant prior to August 18, 2006 will immediately cease to be exercisable and any options granted after that date will cease to be exercisable (i) immediately if the participant’s employment or service is terminated for cause or (ii) up to three (3) months after the participant’s employment or service is terminated without cause.

Termination or Amendment of the Stock Incentive Plan. Our Board of Directors may at any time terminate the Stock Incentive Plan or make such amendments thereto as it deems advisable, without action on the part of our shareholders unless their approval is required under the law. However, no termination or amendment will, without the consent of the individual to whom any option has been granted, affect or impair the rights of such individual. Under Section 422(b)(2) of the Code, no incentive stock option may be granted under the Stock Incentive Plan more than ten years from the date the Stock Incentive Plan was amended and restated or the date such amendment and restatement was approved by our shareholders, whichever is earlier.

New Plan Benefits

We are unable to determine the dollar value and number of stock awards that may be received by or allocated to (i) any of our named executive officers, (ii) our current executive officers, as a group, (iii) our employees who are not executive officers, as a group, and (iv) our non-executive directors, as a group as a result of the approval of the amendment to the Stock Incentive Plan because at this time we are unable to determine whether any of the current non-executive directors will meet the requirements to receive any automatic grants of options under the Stock Incentive Plan and all other stock awards granted to such persons are granted by the Compensation Committee on a discretionary basis.

Federal Income Tax Consequences

The following summarizes the U.S. federal income tax consequences that generally will arise with respect to awards granted under the Stock Incentive Plan. This summary is based on the tax laws in effect as of the date of this proxy statement. This summary assumes that all awards granted under the Stock Incentive Plan are exempt from, or comply with, the rules under Section 409A of the Internal Revenue Code related to nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below. This discussion is not intended to be a complete discussion of all of the federal income tax consequences of the Stock Incentive Plan or of all of the requirements that must be met in order to qualify for the tax treatment described herein. In addition, because tax consequences may vary, and certain exceptions to the general rules discussed herein may be applicable, depending upon the personal circumstances of individual holders of securities, each participant should consider his personal situation and consult with his own tax advisor with respect to the specific tax consequences applicable to him. No information is provided as to state tax laws. The Stock Incentive Plan is not qualified under Section 401 of the Code, nor is it subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Incentive Stock Options.    A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by the Company at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under "Nonstatutory Stock Options." The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then, if sold at a profit, all of the profit will be long-term capital gain or, if sold at a loss, all of the loss will be long-term capital loss. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and the participant will have ordinary income equal to the difference between the exercise price and the fair market value of the underlying stock at the time the option was exercised. Depending on the circumstances of the disqualifying disposition, the participant may then be able to report any difference between the fair market value of the underlying stock at the time of exercise and the disposition price as gain or loss, as the case may be.

Nonstatutory Stock Options.    A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Other Stock-Based Awards.    The tax consequences associated with other stock-based awards granted under the Stock Incentive Plan will vary depending on the specific terms of such award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award and the participant's holding period and tax basis for the award or underlying common stock.

Tax Consequences to the Company.    There will be no tax consequences to the Company except that the Company will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

The Board of Directors recommends a vote FOR the approval of Proposal No. 2, the amendment to the Bridgeline Digital, Inc. Amended and Restated Stock Incentive Plan.

PROPOSAL 3

APPROVAL AND ADOPTION OF THE BRIDGELINE DIGITAL, INC.
2012 EMPLOYEE STOCK PURCHASE PLAN

Bridgeline Digital is seeking shareholder approval of the Bridgeline Digital, Inc. 2012 Employee Stock Purchase Plan (“ESPP”). Under the ESPP, the Company will grant eligible employees the right to purchase our Common Stock through payroll deductions at a price equal 85 percent of the fair market value of our Common Stock on the Purchase Termination Date of the then current Offering Period (as such terms are defined in the ESPP). If the Plan is approved by the stockholders, the first offering period will begin on June 1, 2012. After that, there will be consecutive six-month offering periods until May 31, 2022 or until the ESPP is terminated by the Board, if earlier.

The purpose of the ESPP is to encourage employee stock ownership by offering employees the right to purchase our Common Stock at discounted prices and without payment of brokerage costs. Our management believes that the ESPP offers a convenient means to provide employees with an opportunity to acquire a proprietary interest in the economic interest of the Company and thereby to have an additional incentive to promote the Company’s interest and to remain in its employ. The Board of Directors adopted the ESPP on February 22, 2012 subject to stockholder approval.

As of the Record Date approximately 129 employees were eligible to participate in the ESPP. The ESPP is intended to be an “employee stock purchase plan” as defined in Section 423 of the Internal Revenue Code (the “Code”).  Capitalized terms used herein are defined in the ESPP unless otherwise indicated, the ESPP is attached as Appendix C hereto.

Set forth below is a summary of the ESPP, which is qualified in its entirety by the specific language of the ESPP, a copy of which is attached to this proxy statement as Appendix C.

Description of the ESPP

Shares Available

The ESPP permits the Company to offer up to 300,000 shares of common stock.  The shares may be authorized and unissued shares or treasury shares.  The number of shares available for issuance under the ESPP is subject to adjustment in the event of certain changes to our capital structure involving our common stock.  The maximum number of shares of common stock that may be purchased by all participants in any purchase period may not exceed 150,000 shares.

 Eligibility and Participation

All employees of the Company or its designated subsidiaries who are employed with the Company or its designated subsidiaries on the first day of the offering period are eligible to participate in the ESPP.  However, an employee may not be granted an option to participate in the ESPP if: (1) immediately after the grant, the employee would own stock or options possessing 5% or more of the total combined voting power or value of the Company’s stock, or (2) the employee’s rights to buy stock under the ESPP or any other employee stock purchase plans of the Company and its subsidiaries would exceed $25,000 in fair market value of the Company’s common stock for each calendar year in which the option is outstanding.  Eligible employees become participants in the ESPP by completing a subscription agreement authorizing payroll deductions under the ESPP.

Plan Administration

The ESPP is administered by the Compensation Committee of the Board of Directors.  The Committee may delegate all or part of its responsibilities or powers to one or more employees or officers as it considers appropriate.  Subject to the provisions of the ESPP, the Committee has the full authority to construe and interpret the ESPP, to adopt rules and regulations for administering the ESPP, and to make all other determinations deemed necessary or advisable for administering the ESPP.  The Committee’s determination on all such matters will be final and conclusive.

The costs and expenses incurred in administering the ESPP and maintaining participant accounts will be paid by the Company.

Operation of the ESPP

The Company grants options on December 1 and June 1 of each year.  Each purchase period lasts for six months.  The Committee may change the timing and duration of purchase periods without stockholder approval upon prior notice as provided in the ESPP.

Payment for shares of common stock purchased under the ESPP will be made by authorized payroll deductions from a participant’s compensation, credited to an account maintained by the Company for each participant.  An eligible employee who elects to participate in the ESPP designates a stated whole percentage (e.g. 1%, 2% etc.) of his or her compensation to be deducted from his or her payroll.  Compensation generally means a participant’s regular base pay (including commissions, overtime pay and shift premiums, but excluding incentive compensation, incentive payments, bonuses and other similar compensation), as determined as of each pay day.  The maximum amount of payroll deductions may not exceed the greater of (1) a specified percentage designated by the Committee (initially 10%, but subject to change by the Committee) and (2) $22,500 for each calendar year.  Participants may, upon written notice to the Company, change their payroll deduction rates applicable to future purchase periods, but may not change the rate applicable to the current purchase period.

Each eligible employee who has elected to participate in the ESPP is entitled on the purchase termination date (the last trading day of the purchase period) to purchase shares of Common Stock at an option price equal to 85% of the fair market value of the Company’s common stock on the last trading day of the purchase period, subject to adjustment by the Board of Directors (but not below 85% of such fair market value).

On the purchase commencement date for each purchase period, a participant is granted an option to purchase such number of shares as is determined by dividing the amount of the participant’s payroll deductions which had accumulated on the purchase termination date by the applicable purchase price.  Unless a participant withdraws or suspends participation in the ESPP or terminates employment before the purchase date in accordance with the terms of the ESPP, the option will be exercised automatically for the purchase of the full number of shares subject to the option.

No fractional shares will be issued under the ESPP; any payroll deductions remaining in a participant’s account which are less than the amount required to purchase one share of common stock will be used to purchase shares in the next purchase period (unless the participant has withdrawn as to future periods).  During a participant’s lifetime, options to purchase shares may be exercised only by the participant.

A participant may withdraw all (but not less than all) of the payroll deductions credited to his or her account and not yet used to purchase shares under the ESPP at any time upon notice to the Company as provided in the ESPP.  Upon termination of a participant’s employment with the Company and all designated subsidiaries for any reason (including the participant’s death) during a purchase period, the participant’s participation in the plan and his or her option to purchase shares will terminate automatically, and all of the payroll deductions credited to his or her account and not yet used to purchase shares under the ESPP will be returned to the participant (or his or her beneficiary designated under the ESPP).  The Committee may establish additional rules related to termination of employment as it relates to the ESPP.

Additional restrictions may apply to the purchase of shares based on the terms of the ESPP and Section 423 of the Internal Revenue Code (the “Code”).

The Company or any designated subsidiary may withhold from any payment to be made to a participant under the ESPP applicable withholding amounts and other taxes due in connection with any disposition of shares purchased under the ESPP.  The Company may use funds received from the sale of common stock under the ESPP for any corporate purpose.

Participants’ Interest in Option Stock

A participant will have no interest or voting rights in shares of common stock covered by his or her purchase option, or in any dividends declared by the Company in respect of its outstanding common stock, until the option has been exercised.

Designation of Beneficiary; Transferability

A participant may designate a beneficiary to receive any shares and cash from the participant’s account in the event of his or her death in accordance with the terms of the ESPP.  Neither payroll deductions credited to a participant’s account nor any right to exercise an option under the ESPP may be assigned, transferred, pledged or otherwise disposed of by the participant except by will or by the laws of descent and distribution.

Adjustments for Certain Events; Dissolution or Liquidation; Merger or Sale of the Company

The Committee will make proportional adjustments to the maximum number of shares of common stock that may be delivered under the ESPP and to outstanding awards to reflect a stock split, reverse stock split, stock dividend, combination or reclassification of the common stock or other extraordinary corporate event which affects the common stock in order to prevent dilution or enlargement of the rights of participants.  In the event of a proposed dissolution or liquidation of the Company during a purchase period, or the proposed sale of substantially all of the Company’s assets or merger of the Company with or into another entity, the Committee will establish a new purchase termination date to occur immediately before such dissolution, liquidation, sale or merger.  The Committee will notify participants that their purchase options will be exercised automatically on such new purchase termination date unless they withdraw from the purchase period before such date pursuant to the terms of the ESPP.

Amendment and Termination of the ESPP

Subject to any applicable law or government regulation, to any requirement that must be satisfied for purposes of Section 423 of the Code and to the rules of the NASDAQ Capital Market, the ESPP may be amended, modified or terminated by our Board of Directors without the approval of our stockholders, except that stockholder approval would be required for any amendment that would (1) increase the maximum number of shares that may be issued under the ESPP other than in connection with certain extraordinary corporate events as described above, or (2) change the class of employees eligible to participate in the ESPP.  No modification, amendment or termination of the ESPP that would materially adversely affect a participant will be effective without the consent of the affected participant.

Term of the ESPP

The ESPP was adopted by the Board of Directors on February 22, 2012 and will become effective as of May 1, 2012, subject to approval by the Company’s stockholders.  The ESPP will continue for a term of 10 years after the effective date unless sooner terminated by the Board of Directors in accordance with the terms of the ESPP.

Certain Federal Tax Aspects of the ESPP

The following summary describes the federal income tax treatment associated with options awarded under the ESPP. The summary is based on the law as in effect on January 1, 2012.  The summary does not discuss state, local or non-U.S. tax consequences.  The Company does not intend for the summary to constitute tax advice to any recipient of an award under the ESPP or to any other person.  Each individual should seek tax advice with respect to the consequences of participating in the ESPP from his or her personal tax advisor.

The ESPP is not qualified under Section 401 of the Code but is intended to be a qualified employee stock purchase plan under Section 423 of the Code.  An employee pays no tax when the employee enrolls in the ESPP, when the employee purchases shares of common stock pursuant to the ESPP or when the employee receives shares of common stock.

Employees will, however, have a taxable gain or loss when they sell or dispose of shares purchased through the ESPP.  If an employee disposes of such shares within two years from the date of grant of the option or within one year from the date the purchase of such shares (a “disqualifying disposition”), then the excess of the fair market value of the shares on the purchase date over the purchase price will be taxed as ordinary income.  The amount of such difference will be added to the basis of the shares for the purpose of determining the amount of gain or loss upon such disposition, and such gain or loss will be long or short-term capital gain or loss for income tax purposes depending upon how long such shares were held.  The Company will be entitled to a deduction from income in an amount equal to the ordinary income reported by the employee arising from a disqualifying disposition.

If an employee sells the stock after the holding period described above (or in the event of his death (whenever occurring) while owning such stock), then the lesser of (i) the excess of the fair market value of the shares on the first day of the offering period over the purchase price and (ii) the excess of the fair value of the stock at the time of such disposition (or death) over the purchase price will be treated as ordinary income and the balance of the employee’s gain, if any, will be long term capital gain.  The Company will not be entitled to a deduction from income in an amount equal to the ordinary income reported by the employee.

The discussion above is only a summary of federal (and not state and local) income consequences to the Company and participating employees.  The summary is general in nature and is not intended to cover all the tax consequences that may apply to a particular employee or to the Company.  The provisions of the Code and regulations thereunder relating to these matters are complicated, and their impact in any one case may depend upon the particular circumstances.

Registration with the SEC

If the ESPP is approved by the stockholders, pursuant to the Securities Act of 1933, we will file a Registration Statement with the SEC covering the shares of common stock authorized for issuance under the ESPP.  The Company will not be obligated to issue shares of common stock under the ESPP unless the exercise of the option and issuance and delivery of shares pursuant thereto comply with applicable law, including without limitation the federal securities laws and the requirements of the NASDAQ Capital Market.

New Plan Benefits

Because benefits under the ESPP depend on participants’ elections to participate and the fair market value of the common stock at various future dates, it is not possible as of the date of this proxy statement to determine future benefits that will be received by executive officers and other employees if the ESPP is approved by the stockholders.  Non-employee directors are not eligible to participate in the ESPP.  The closing price of the Company’s common stock as reported on the Nasdaq Capital Market on January 13, 2012 was $.55 per share.

The Board of Directors recommends a vote FOR the approval of the Bridgeline Digital, Inc. 2012 Employee Stock Purchase Plan.

PROPOSAL 4

RAFTIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Upon the recommendation of the Audit Committee, the Board of Directors has reappointed Marcum LLP to audit the consolidated financial statements of the Company for the fiscal year ending September 30, 2012. Marcum LLP has served as the Company's independent registered public accounting firm since April 2010. A representative from Marcum LLP is expected to be present at the meeting with the opportunity to make a statement if he or she desires to do so and to be available to respond to appropriate questions.

Although stockholder ratification of the appointment is not required by law, the Company desires to solicit such ratification. If the appointment of Marcum LLP is not approved by a majority of the shares represented at the Meeting, the Company will consider the appointment of other independent registered public accounting firms.

The Board recommends a vote FOR the approval of Proposal No. 4, the ratification of the appointment of Marcum LLP as the Company's independent auditors for the fiscal year ending September 30, 2012.

Other Matters

The Board of Directors has no knowledge of any other matters which may come before the Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares of Common Stock represented by the accompanying proxy in accordance with their best judgment.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of Securities Exchange Act of 1934 requires the Company's executive officers, directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on its review of the copies of such forms and amendments thereto received by it, the Company believes that during Fiscal 2011 all executive officers, directors and owners of ten percent of the outstanding shares of Common Stock complied with all applicable filing requirements, except that Robert Hegarty failed to file one Form 4 on a timely basis to report one purchase transaction by his spouse.

Stockholder Proposals and Recommendations for Director

Any stockholder of the Company who wishes to present a proposal to be considered at the next annual meeting of stockholders of the Company and who wishes to have such proposal presented in the Company's Proxy Statement for such meeting must deliver such proposal in writing to the Company at 80 Blanchard Road, 2nd Floor, Burlington, Massachusetts 01803 on or before November 7, 2012.  Such proposals may be made only by persons who are shareholders, beneficially or of record, on the date the proposals are submitted and who continue in such capacity through the date of the next annual meeting, of at least 1% or $2,000 in market value of securities entitled to be voted at the meeting, and have held such securities for at least one year.

For any stockholder proposal that is not submitted for inclusion in the Company’s Proxy Statement, but is instead sought to be presented directly at the Annual Meeting, management will be able to vote proxies in its discretion if the Company does not receive notice of the proposal prior to the close of business on January 21, 2013.

Stockholders may recommend individuals to the Board of Directors for consideration as potential director candidates by following the requirements under Article I, Section 10 of the Bylaws. In order to be eligible to nominate a person for election to our Board of Directors a stockholder must (i) comply with the notice procedures set forth in the Bylaws and (ii) be a stockholder of record on the date of giving such notice of a nomination as well as on the record date for determining the stockholders entitled to vote at the meeting at which directors will be elected.

To be timely, a stockholder's notice must be in writing and received by our corporate secretary at our principal executive offices as follows: (A) in the case of an election of directors at an annual meeting of stockholders, not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the preceding year's annual meeting, a stockholder's notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (x) the 90th day prior to such annual meeting and (y) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs; or (B) in the case of an election of directors at a special meeting of stockholders, provided that the board of directors has determined that directors shall be elected at such meeting, not earlier than the 120th day prior to such special meeting and not later than the close of business on the later of (1) the 90th day prior to such special meeting and (2) the tenth day following the day on which notice of the date of such special meeting was mailed or public disclosure of the date of such special meeting was made, whichever first occurs.

In addition, a stockholder's notice must contain the information specified in Article I, Section 10 of the Bylaws and must be accompanied by the written consent of the proposed nominee to serve as a director if elected. The stockholder making a nomination must personally appear at the annual or special meeting of stockholders to present the nomination, otherwise the nomination will be disregarded

Stockholders interested in making a nomination should refer to the complete requirements set forth in our By-Laws filed as an exhibit to our Current Report on Form 8-K filed with the Securities and Exchange Commission on January 27, 2011. Provided that the date of next year's annual meeting of stockholders is not advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the 2012 annual meeting, any stockholder who wishes to make a nomination to be considered for the next annual meeting must deliver the notice specified by our By-Laws between December 14, 2012 and January 13, 2013. The By-Laws contain a number of substantive and procedural requirements which should be reviewed by any interested stockholder. Any notice should be mailed to: Secretary, Bridgeline Digital, Inc., 80 Blanchard Road, 2nd Floor, Burlington, Massachusetts 01803.

By Order of the Board of Directors

Michael D. Prinn
Assistant Secretary
March 1, 2012

Appendix A

PROXY

BRIDGELINE DIGITAL, INC.
80 Blanchard Road, 2nd Floor
Burlington, Massachusetts 01803

The undersigned, revoking all proxies, hereby appoints Thomas Massie and Michael Prinn and each of them, proxies with power of substitution to each, for and in the name of the undersigned to vote all shares of Common Stock of Bridgeline Digital, Inc. (the "Company") which the undersigned would be entitled to vote if present at the Annual Meeting of Stockholders of the Company to be held on April 12, 2012, at 9:00 A.M. at the Company’s corporate headquarters located at 80 Blanchard Road, 2nd Floor, Burlington, Massachusetts and any adjournments thereof, upon the matters set forth in the Notice of Annual Meeting.

The undersigned acknowledges receipt of the Notice of Annual Meeting, Proxy Statement and the Company's Annual Report.

Appendix B

BRIDGELINE DIGITAL, INC.

AMENDED AND RESTATED STOCK INCENTIVE PLAN

As amended on April 23, 2007, April 18, 2008, March 19, 2010, and March 23, 2011
As proposed to be amended on April 12, 2012

SECTION 1.          General Purpose of the Plan; Definitions.

The name of the plan is the Bridgeline Digital, Inc. Amended and Restated Stock Incentive Plan (the “Plan”). The Plan amends and restates in its entirety the 2000 Stock Option Plan of Bridgeline Digital, Inc. (the “Company”).  Any Options or Awards outstanding prior to the date of this amendment and restatement shall be affected by this amendment and restatement only to the extent specifically provided by the Board of Directors of the Company and upon execution of an amendment to such Option.  The purpose of the Plan is to encourage and enable officers and employees of, and other persons providing services to, the Company and its Affiliates to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its shareholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Affiliate” means a parent corporation, if any, and each subsidiary corporation of the Company, as those terms are defined in Section 424 of the Code.

“Award” or “Awards”, except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Statutory Stock Options, Restricted Stock Awards, Unrestricted Stock Awards, Performance Share Awards and Stock Appreciation Rights. Awards shall be evidenced by a written agreement (which may be in electronic form and may be electronically acknowledged and accepted by the recipient) containing such terms and conditions not inconsistent with the provisions of this Plan as the Committee shall determine.

“Board” means the Board of Directors of the Company.

“Cause” shall mean, with respect to any Award holder, a determination by the Company (including the Board) or any Affiliate that the Holder’s employment or other relationship with the Company or any such Affiliate should be terminated as a result of (i) a material breach by the Award holder of any agreement to which the Award holder and the Company (or any such Affiliate) are parties, (ii) any act (other than retirement) or omission to act by the Award holder that may have a material and adverse effect on the business of the Company, such Affiliate or any other Affiliate or on the Award holder’s ability to perform services for the Company or any such Affiliate, including, without limitation, the proven or admitted commission of any crime (other than an ordinary traffic violation), (iii) any material misconduct or material neglect of duties by the Award holder in connection with the business or affairs of the Company or any such Affiliate, or (iv) “Cause,” as such term is defined in any employment or other agreement between the Award Holder and the Company (or any  such Affiliate).

“Change of Control” shall have the meaning set forth in Section 15.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Committee” shall have the meaning set forth in Section 2.

“Company” shall have the meaning set forth in Section 1.

“Disability” means disability as set forth in Section 22(e)(3) of the Code.

“Effective Date” means the date on which the Plan is approved by the Board of Directors as set forth in Section 17.

“Eligible Person” shall have the meaning set forth in Section 4.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” on any given date means the closing price per share of the Stock on such date as reported by such registered national securities exchange on which the Stock is listed, or, if the Stock is not listed on such an exchange, as quoted on NASDAQ; provided, that, if there is no trading on such date, Fair Market Value shall be deemed to be the closing price per share on the last preceding date on which the Stock was traded. If the Stock is not listed on any registered national securities exchange or quoted on NASDAQ, the Fair Market Value of the Stock shall be determined in good faith by the Committee; provided, however, that for purposes of a grant of any Award other than an Incentive Stock Option, Fair Market Value shall be determined in a manner consistent with Section 409A Authority.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Independent Director” means any director who meets the independence requirement of NASDAQ Marketplace Rule 4200(a)(15).

“Mature Shares” shall have the meaning set forth in Section 5.

“Non-Employee Director” means any director who: (i) is not currently an officer of the Company or an Affiliate, or otherwise currently employed by the Company or an Affiliate, (ii) does not receive compensation, either directly or indirectly, from the Company or an Affiliate, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Rule 404(a) of Regulation S-K promulgated by the SEC, (iii) does not possess an interest in any other transaction for which disclosure would be required pursuant to Rule 404(a) of Regulation S-K, and (iv) is not engaged in a business relationship for which disclosure would be required pursuant to Rule 404(b) of Regulation S-K.

“Non-Statutory Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Normal Retirement” means retirement in good standing from active employment with the Company and its Affiliates in accordance with the retirement policies of the Company and its Affiliates then in effect.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Outside Director” means any director who (i) is not an employee of the Company or of any “affiliated group,” as such term is defined in Section 1504(a) of the Code, which includes the Company (an “Affiliated Group Member”), (ii) is not a former employee of the Company or any Affiliated Group Member who is receiving compensation for prior services (other than benefits under a tax-qualified retirement plan) during the Company’s or any Affiliated Group Member’s taxable year, (iii) has not been an officer of the Company or any Affiliated Group Member and (iv) does not receive remuneration from the Company or any Affiliated Group Member, either directly or indirectly, in any capacity other than as a director. “Outside Director” shall be determined in accordance with Section 162(m) of the Code and the Treasury regulations issued thereunder.

“Performance Share Award” means an Award pursuant to Section 8.

“Plan” shall have the meaning set forth in Section 1.

“Restricted Stock Award” means an Award granted pursuant to Section 6.

“SEC” means the Securities and Exchange Commission or any successor authority.

“Section 409A Authority” means the requirements of paragraphs (a)(2), (a)(3), and (a)(4) of Section 409A of the Code, as interpreted by IRS Notice 2005-1, Prop. Regs. 1.409A-1, et seq., and any further guidance issued by the Internal Revenue Service.

“Stock” means the common stock, $.001 par value per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means an Award granted pursuant to Section 9.

“Unrestricted Stock Award” means Awards granted pursuant to Section 7.

SECTION 2.	Administration of Plan; Committee Authority to Select Participants and Determine Awards.

 (a)         Committee.  The Plan shall be administered by a committee of the Board (the “Committee”) consisting of not less than two (2) persons each of whom qualifies as an Independent Director, an Outside Director and a Non-Employee Director, but the authority and validity of any act taken or not taken by the Committee shall not be affected if any person administering the Plan is not an Independent Director, an Outside Director or a Non-Employee Director. Except as specifically reserved to the Board under the terms of the Plan, the Committee shall have full and final authority to operate, manage and administer the Plan on behalf of the Company. In addition, the Board may authorize a committee consisting of members of management of the Company and at least one director of the Company to administer the Plan in the place of the Committee and have all the powers of the Committee enumerated herein, provided however that in authorizing such committee the Board shall specify the total number of options the committee is authorized to grant.

  (b)         Powers of Committee.  The Committee shall have the power and authority to grant and modify Awards consistent with the terms of the Plan, including the power and authority:

(i)         to select the persons to whom Awards may from time to time be granted;

(ii)         to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Statutory Stock Options, Restricted Stock, Unrestricted Stock, Performance Shares and Stock Appreciation Rights, or any combination of the foregoing, granted to any one or more participants;

(iii)         to determine the number of shares to be covered by any Award;

(iv)         to determine and modify the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards; provided, however, that, except as provided in Section 2(c), no such action shall materially adversely affect rights under any outstanding Award without the participant’s consent;

(v)         to accelerate the exercisability or vesting of all or any portion of any Award;

(vi)         to extend the period in which any outstanding Stock Option or Stock Appreciation Right may be exercised; and

(vii)         to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants. Neither the Company nor any member or former member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to this Plan.

(c)         Section 409A.  Awards granted under the Plan are intended either to be exempt from the rules of Section 409A of the Code or to satisfy those rules, and the Plan and such Awards shall be construed accordingly. Granted Awards may be modified at any time, in the Board’s discretion, so as to increase the likelihood of exemption from or compliance with the rules of Section 409A of the Code. Notwithstanding the foregoing, neither the Company nor any member or former member of the Committee or the Board shall have any liability if an Award (or any portion thereof), whether prior to or subsequent to any such modification that may be made, is determined to be subject to the provisions of Section 409A of the Code.

SECTION 3.          Shares Issuable under the Plan; Mergers; Substitution.

(a)         Shares Issuable.  The maximum number of shares of Stock which may be issued in respect of Awards (including Stock Appreciation Rights) granted under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in this Section 3, shall be 3,300,000 shares. For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, cancelled, reacquired by the Company or otherwise terminated (other than by exercise), shares that are tendered in payment of the exercise price of any Award and shares that are tendered or withheld for tax withholding obligations shall be added back to the shares of Stock with respect to which Awards may be granted under the Plan. Shares issued under the Plan may be authorized but unissued shares or shares reacquired by the Company.

(b)         Limitation on Awards.  In no event may any Plan participant be granted Awards (including Stock Appreciation Rights) with respect to more than 500,000 shares of Stock in any calendar year. The number of shares of Stock relating to an Award granted to a Plan participant in a calendar year that is subsequently forfeited, cancelled or otherwise terminated shall continue to count toward the foregoing limitation in such calendar year. In addition, if the exercise price of an Award is subsequently reduced, the transaction shall be deemed a cancellation of the original Award and the grant of a new one so that both transactions shall count toward the maximum shares issuable in the calendar year of each respective transaction.

(c)         Stock Dividends, Mergers, etc.  In the event that after approval of the Plan by the stockholders of the Company in accordance with Section 17, the Company effects a stock dividend, stock split or similar change in capitalization affecting the Stock, the Committee shall make appropriate adjustments in (i) the number and kind of shares of stock or securities with respect to which Awards may thereafter be granted (including without limitation the limitations set forth in Sections 3(a) and (b) above), (ii) the number and kind of shares remaining subject to outstanding Awards, and (iii) the option or purchase price in respect of such shares. In the event of any merger, consolidation, dissolution or liquidation of the Company, the Committee in its sole discretion may, as to any outstanding Awards, make such substitution or adjustment in the aggregate number of shares reserved for issuance under the Plan and in the number and purchase price (if any) of shares subject to such Awards as it may determine and as may be permitted by the terms of such transaction, or accelerate, amend or terminate such Awards upon such terms and conditions as it shall provide (which, in the case of the termination of the vested portion of any Award, shall require payment or other consideration which the Committee deems equitable in the circumstances), subject, however, to the provisions of Section 15.  Unless the Committee determines otherwise, any adjustments pursuant to this Section 3(c) shall be made on terms and conditions consistent with Section 409A of the Code.

(d)         Substitute Awards.  The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company or an Affiliate as the result of a merger or consolidation of the employing corporation with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances. Unless the Committee determines otherwise, any substitutions pursuant to this Section 3(d) shall be made on terms and conditions consistent with Section 409A of the Code.

 SECTION 4.          Eligibility.

Awards may be granted to officers, directors and employees of, and consultants and advisers to, the Company or its Affiliates (“Eligible Persons”).

 SECTION 5.          Stock Options.

The Committee may grant to Eligible Persons options to purchase Stock.  Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options (subject to compliance with applicable law) or Non-Statutory Stock Options. Unless otherwise so designated, an Option shall be a Non-Statutory Stock Option. To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a Non-Statutory Stock Option. Neither the Company nor any member or former member of the Committee or the Board shall have any liability if an Option (or any portion thereof) that is intended to be an Incentive Stock Option is determined not to be a Non-Statutory Option (including, without limitation, due to a determination that the exercise of the Option was less than the Fair Market Value of the Stock subject to the Option as of the grant date).

No Incentive Stock Option shall be granted under the Plan after the tenth anniversary of the date of adoption of the Plan by the Board.

Each Non-Employee Director shall be automatically granted on the date of the Company’s annual meeting of stockholders, a Non-Statutory Stock Option to purchase 10,000 shares of Stock at an exercise price per share equal to no less than the Fair Market Value of the Stock on the date of grant, such options to vest over three years on the anniversary of the date of grant at the rate of 33.33% per year until fully vested.

The Committee may also grant additional Non-Statutory Stock Options to purchase a number of shares of Stock to be determined by the Committee in recognition of services provided by a Non-Employee Director in his or her capacity as a director, provided that such grants are in compliance with the requirements of Rule 16b-3, as promulgated under the Securities Exchange Act of 1934, as amended from time to time.

The Committee in its discretion may determine the effective date of Stock Options, provided, however, that grants of Incentive Stock Options shall be made only to persons who are, on the effective date of the grant, employees of the Company or an Affiliate. Stock Options granted pursuant to this Section 5 shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

(a)         Exercise Price.  The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Committee at the time of grant but shall be not less than one hundred percent (100%) of Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the option price shall be not less than one hundred ten percent (110%) of Fair Market Value on the date of grant.

(b)         Option Term.  The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten (10) years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five (5) years from the date of grant.

(c)         Exercisability; Rights of a Shareholder. Stock Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Committee. The Committee, in its discretion, may accelerate the exercisability of all or any portion of any Stock Option only in circumstances involving (i) a Change of Control of the Company, (ii) undue hardship, including, but not limited to, death or disability of the option holder, and (iii) a severance arrangement with a departing option holder. An optionee shall have the rights of a shareholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(d)         Method of Exercise.  Stock Options may be exercised in whole or in part, by delivering written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by delivery of cash or bank check or other instrument acceptable to the Committee in an amount equal to the exercise price of such Options, or, to the extent provided in the applicable Option Agreement, by one or more of the following methods:

(i)         by delivery to the Company of shares of Stock of the Company that either have been purchased by the optionee on the open market, or have been beneficially owned by the optionee for a period of at least six months and are not then subject to restriction under any Company plan (“Mature Shares”); such surrendered shares shall have a Fair Market Value equal in amount to the exercise price of the Options being exercised; or

(ii)         a personal recourse note issued by the optionee to the Company in a principal amount equal to such aggregate exercise price and with such other terms, including interest rate and maturity, as the Company may determine in its discretion; provided, however, that the interest rate borne by such note shall not be less than the lowest applicable federal rate, as defined in Section 1274(d) of the Code; or

(iii)         if the class of Stock is registered under the Exchange Act at such time, by delivery to the Company of a properly executed exercise notice along with irrevocable instructions to a broker to deliver promptly to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event that the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure (including, in the case of an optionee who is an executive officer of the Company, such procedures and agreements as the Committee deems appropriate in order to avoid any extension of credit in the form of a personal loan to such officer). The Company need not act upon such exercise notice until the Company receives full payment of the exercise price; or

(iv)         by reducing the number of Option shares otherwise issuable to the optionee upon exercise of the Option by a number of shares of Common Stock having a Fair Market Value equal to such aggregate exercise price; provided, however, that the optionee otherwise holds an equal number of Mature Shares; or

(v)         by any combination of such methods of payment.

The delivery of certificates representing shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the Optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or imposed by applicable law.

(e)         Non-transferability of Options.  Except as the Committee may provide with respect to a Non-Statutory Stock Option, no Stock Option shall be transferable other than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee.

(f)         Annual Limit on Incentive Stock Options.  To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its Affiliates become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

(g)         Lockup Agreement.  Each Option shall provide that the optionee shall agree for a period of time from the effective date of any registration of securities of the Company (upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities) not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of, any shares issued pursuant to the exercise of such Option, without the prior written consent of the Company or such underwriters, as the case may be.

 SECTION 6.          Restricted Stock Awards.

 (a)         Nature of Restricted Stock Award.  The Committee in its discretion may grant Restricted Stock Awards to any Eligible Person, entitling the recipient to acquire, for such purchase price, if any, as may be determined by the Committee, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant (“Restricted Stock”), including continued employment and/or achievement of pre-established performance goals and objectives.

(b)         Acceptance of Award. A participant who is granted a Restricted Stock Award shall have no rights with respect to such Award unless the participant shall have accepted the Award within sixty (60) days (or such shorter date as the Committee may specify) following the award date by making payment to the Company of the specified purchase price, if any, of the shares covered by the Award and by executing and delivering to the Company a written instrument that sets forth the terms and conditions applicable to the Restricted Stock in such form as the Committee shall determine.

(c)         Rights as a Shareholder. Upon complying with Section 6(b) above, a participant shall have all the rights of a shareholder with respect to the Restricted Stock, including voting and dividend rights, subject to non-transferability restrictions and Company repurchase or forfeiture rights described in this Section 6 and subject to such other conditions contained in the written instrument evidencing the Restricted Award. Unless the Committee shall otherwise determine, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares are vested as provided in Section 6(e) below.

(d)         Restrictions.  Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein. In the event of termination of employment by the Company and its Affiliates for any reason (including death, Disability, Normal Retirement and for Cause), the Company shall have the right, at the discretion of the Committee, to repurchase shares of Restricted Stock which have not then vested at their purchase price, or to require forfeiture of such shares to the Company if acquired at no cost, from the participant or the participant’s legal representative. The Company must exercise such right of repurchase or forfeiture within ninety (90) days following such termination of employment (unless otherwise specified in the written instrument evidencing the Restricted Stock Award).

(e)         Vesting of Restricted Stock. The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.” Subject to Section 13, the Committee, in its discretion, may accelerate the exercisability of all or any portion of any Restricted Stock Award only in circumstances involving (i) a Change of Control of the Company, (ii) undue hardship, including, but not limited to, death or disability of the Restricted Stock Award holder, and (iii) a severance arrangement with a departing Restricted Stock Award holder.

(f)         Waiver, Deferral and Reinvestment of Dividends. The written instrument evidencing the Restricted Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

 SECTION 7.          Unrestricted Stock Awards.

(a)         Grant or Sale of Unrestricted Stock.  The Committee in its discretion may grant or sell to any Eligible Person shares of Stock free of any restrictions under the Plan (“Unrestricted Stock”) at a purchase price determined by the Committee. Shares of Unrestricted Stock may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration.

(b)         Restrictions on Transfers.  The right to receive unrestricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

 SECTION 8.          Performance Share Awards.

           A Performance Share Award is an award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Committee may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. Performance Share Awards may be granted under the Plan to any Eligible Person. The Committee in its discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals applicable under each such Award (which may include, without limitation, continued employment by the recipient or a specified achievement by the recipient, the Company or any business unit of the Company), the periods during which performance is to be measured, and all other limitations and conditions applicable to the Award or the Stock issuable thereunder.

 SECTION 9.          Stock Appreciation Rights.

The Committee in its discretion may grant Stock Appreciation Rights to any Eligible Person (i) alone, or (ii) simultaneously with the grant of a Stock Option and in conjunction therewith or in the alternative thereto. A Stock Appreciation Right shall entitle the participant upon exercise thereof to receive from the Company, upon written request to the Company at its principal offices, a number of shares of Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), an amount of cash, or any combination of Stock and cash, as specified in such request (but subject to the approval of the Committee in its sole discretion, at any time up to and including the time of payment, as to the making of any cash payment), having an aggregate Fair Market Value equal to the product of (a) the excess of Fair Market Value, on the date of such request, over the exercise price per share of Stock specified in such Stock Appreciation Right or its related Option (which exercise price shall be not less than one hundred percent (100%) of Fair Market Value on the date of grant), multiplied by (b) the number of shares of Stock for which such Stock Appreciation Right shall be exercised. Notwithstanding the foregoing, the Committee may specify at the time of grant of any Stock Appreciation Right that such Stock Appreciation Right may be exercisable solely for cash and not for Stock.

SECTION 10.          Termination of Stock Options and Stock Appreciation Rights.

(a)         Incentive Stock Options:

(i)         Termination by Death.  If any participant’s employment by the Company and its Affiliates terminates by reason of death, any Incentive Stock Option owned by such participant may thereafter be exercised to the extent exercisable at the date of death, by the legal representative or legatee of the participant, for a period of one year from the date of death, or until the expiration of the stated term of the Incentive Stock Option, if earlier.

(ii)	Termination by Reason of Disability or Normal Retirement.

(A)         Any Incentive Stock Option held by a participant whose employment by the Company and its Affiliates has terminated by reason of Disability may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of one year from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

(B)         Any Incentive Stock Option held by a participant whose employment by the Company and its Affiliates has terminated by reason of Normal Retirement may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of ninety (90) days (or such longer period as the Committee shall specify at any time) from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

(C)         The Committee shall have sole authority and discretion to determine whether a participant’s employment has been terminated by reason of Disability or Normal Retirement.

(iii)         Termination for Cause.  If any participant’s employment by the Company and its Affiliates has been terminated for Cause, any Incentive Stock Option held by such participant shall immediately terminate and be of no further force and effect; provided, however, that the Committee may, in its sole discretion, provide that such Option can be exercised for a period of up to thirty (30) days from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.

(iv)         Other Termination. Unless otherwise determined by the Committee, if a participant’s employment by the Company and its Affiliates terminates for any reason other than death, Disability, Normal Retirement or for Cause, any Incentive Stock Option held by such participant may thereafter be exercised, to the extent it was exercisable on the date of termination of employment, for three (3) months (or such other period as the Committee shall specify) from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.

(b)         Non-Statutory Stock Options and Stock Appreciation Rights.  Any Non-Statutory Stock Option or Stock Appreciation Right granted under the Plan shall contain such terms and conditions with respect to its termination as the Committee, in its discretion, may from time to time determine.

 SECTION 11.          Tax Withholding.

(a)         Payment by Participant.  Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of any Federal, state, local and/or payroll taxes of any kind required by law to be withheld with respect to such income. The Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

(b)         Payment in Shares.  A Participant may elect, with the consent of the Committee, to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to an Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due with respect to such Award, or (ii) delivering to the Company a number of Mature Shares of Stock with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due.

(c)         Notice of Disqualifying Disposition.  Each holder of an Incentive Option shall agree to notify the Company in writing immediately after making a disqualifying disposition (as defined in Section 421(b) of the Code) of any Stock purchased upon exercise of an Incentive Stock Option.

SECTION 12.          Transfer and Leave of Absence.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a)	a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another;

(b)
an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

SECTION 13.          Amendments and Termination.

The Board may at any time amend or discontinue the Plan and the Committee may at any time amend or cancel any outstanding Award (or provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan) for the purpose of satisfying changes in law or for any other lawful purpose, but, except as provided in Section 2(c), no such action shall materially adversely affect rights under any outstanding Award without the holder’s consent. In addition, no amendment to this Plan shall modify any outstanding Award except to the extent that the Board shall determine that such modification to an outstanding Award shall not be considered to be a material modification.

This Plan shall terminate as of the tenth anniversary of its Effective Date. The Board may terminate this Plan at any earlier time for any reason. No Award may be granted after the Plan has been terminated. No Award granted while this Plan is in effect shall be altered or impaired by termination of this Plan, except upon the consent of the holder of such Award. The power of the Committee to construe and interpret this Plan and the Awards granted prior to the termination of this Plan shall continue after such termination.

SECTION 14.          Status of Plan.

           With respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the provision of the foregoing sentence.

SECTION 15.          Change of Control Provisions.

(a)         Upon the occurrence of a Change of Control as defined in this Section 15:

(i)         subject to the provisions of clause (iii) below, after the effective date of such Change of Control, each holder of an outstanding Stock Option, Restricted Stock Award, Performance Share Award or Stock Appreciation Right shall be entitled, upon exercise of such Award, to receive, in lieu of shares of Stock (or consideration based upon the Fair Market Value of Stock), shares of such stock or other securities, cash or property (or consideration based upon shares of such stock or other securities, cash or property) as the holders of shares of Stock received in connection with the Change of Control;

(ii)         the Committee may accelerate, fully or in part, the time for exercise of, and waive any or all conditions and restrictions on, each unexercised and unexpired Stock Option, Restricted Stock Award, Performance Share Award and Stock Appreciation Right, effective upon a date prior or subsequent to the effective date of such Change of Control, as specified by the Committee; or

(iii)         each outstanding Stock Option, Restricted Stock Award, Performance Share Award and Stock Appreciation Right may be cancelled by the Committee as of the effective date of any such Change of Control provided that (x) prior written notice of such cancellation shall be given to each holder of such an Award and (y) each holder of such an Award shall have the right to exercise such Award to the extent that the same is then exercisable or, in full, if the Committee shall have accelerated the time for exercise of all such unexercised and unexpired Awards, during the thirty (30) day period preceding the effective date of such Change of Control.

Unless the Committee determines otherwise, the foregoing actions shall be taken, if at all, on terms and conditions consistent with Section 409A of the Code.

(b)         “Change of Control” shall mean the occurrence of any one of the following events:

(i)         any “person” (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) becomes, after the Effective Date of this Plan, a “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities (other than as a result of (i) an acquisition of securities directly from the Company or (ii) an acquisition of securities by the Company which by reducing the securities outstanding increases the proportionate voting power represented by the securities owned by any such person to fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities); or

(ii)         the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

(iii)         the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

SECTION 16.          General Provisions.

 (a)         No Distribution; Compliance with Legal Requirements. The Committee may require each person acquiring shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.  No shares of Stock shall be issued pursuant to an Award until all applicable securities laws and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

(b)         Delivery of Stock Certificates. Delivery of stock certificates to participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have delivered such certificates in the United States mail, addressed to the participant, at the participant’s last known address on file with the Company.

(c)         Other Compensation Arrangements; No Employment Rights.  Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan or any Award under the Plan does not confer upon any employee any right to continued employment with the Company or any Affiliate.

(d)         Certain Indebtedness to the Company.  No Option or other Award may be exercised at any time after the Committee has determined, in good faith, that the participant is indebted to the Company or any Affiliate for advances of salary, advances of expenses, recoverable draws or other amounts unless and until either (a) such indebtedness is satisfied in full or (b) such condition is waived by the Committee. The period during which any Option or other Award may by its terms be exercised shall not be extended during any period in which the participant is prohibited from such exercise by the preceding sentence, and the neither Company nor any member or former member of the Committee or the Board shall have any if any Option or other Award expires unexercised in whole or in part during such period or if any Option that is intended to be an Incentive Stock Option is deemed to be a Non-Statutory Stock Option because such Option is not exercised within three months after the termination of the participant’s employment with the Company or an Affiliate.

SECTION 17.          Effective Date of Plan.

           This Plan shall become effective upon its adoption by the Company’s Board of Directors. If the Plan shall not be approved by the shareholders of the Company within twelve months following its adoption, this Plan shall terminate and be of no further force or effect.

 SECTION 18.          Governing Law.

This Plan shall be governed by, and construed and enforced in accordance with, the substantive laws of The Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

This Amended and Restated Stock Incentive Plan was approved by the Board of Directors of the Company on August 18, 2006, and was approved by the stockholders of the Company on September 18, 2006.

This Amended and Restated Stock Incentive Plan was amended on each of April 23, 2007, April 18, 2008, March 19, 2010, and March 18, 2011 and is proposed to be amended on April 12, 2012.

Appendix C

BRIDGELINE DIGITAL, INC.

2012 EMPLOYEE STOCK PURCHASE PLAN

ARTICLE I
 PURPOSE

The purpose of this Bridgeline Digital, Inc. Employee Stock Purchase Plan is to provide employees of Bridgeline Digital, Inc. and its Designated Subsidiaries with an opportunity to purchase shares of common stock of Bridgeline Digital, Inc. through voluntary systematic payroll deductions under a plan that satisfies the requirements of an "employee stock purchase plan" under Section 423 of the Internal Revenue Code.  It is the purpose and policy of this Plan to provide employees with an opportunity to acquire a proprietary interest in the economic interest of the Company and thereby to have an additional incentive to promote its best interests and to remain in its employ.

ARTICLE II
DEFINITIONS

2.01   Account means the account maintained on behalf of each Participant by the Company for the purpose of investing in Stock and engaging in other transactions permitted under the Plan.

2.02   Board means the Board of Directors of the Company.

2.03  Code means the Internal Revenue Code of 1986, as amended from time to time, including regulations issued thereunder and successor provisions and regulations thereto.

2.04  Committee means the Compensation Committee of the Board, or such other committee of the Board as may be designated by the Board to administer the Plan.

2.05 Company means Bridgeline Digital, Inc., a corporation organized under the laws of the State of Delaware.

2.06 Compensation includes, and is limited to, base salary, overtime and commissions received by an Employee from the Company or a Designated Subsidiary and includible in the Employee's gross income for federal income tax purposes.  Compensation does not include bonuses, incentive awards, profit-sharing contributions, Company or Designated Subsidiary contributions to Social Security, Company or Designated Subsidiary contributions to the Company's 401(k) Plan, Company or Designated Subsidiary contributions to any other retirement plan or program, expense reimbursements, relocation reimbursements, tuition reimbursements or any other reimbursements, income realized as a result of participation in any stock option, stock purchase or similar plan of the Company or Designated Subsidiary, the value of any other fringe benefits provided at the expense of the Company or Designated Subsidiary, or any other type of compensation not specifically included above.  The Committee shall have the authority to determine and approve all forms of pay to be included in the definition of Compensation and may change the definition on a prospective basis.

2.07  Designated Subsidiary means any Subsidiary of the Company or of a Subsidiary that is designated by the Committee from time to time in its sole discretion to be eligible to participate in the Plan.  The group from among which such designations are permitted without additional stockholder approval may include corporations or other entities having become Subsidiaries after the adoption and approval of the Plan.  Only Employees of Designated Subsidiaries may participate in of the Plan.  A Designated Subsidiary will cease to be a Designated Subsidiary on the earlier of (i) the date the Committee determines that such entity is no longer a Designated Subsidiary; or (ii) when such Designated Subsidiary ceases for any reason to be a Subsidiary.

2.08  Employee means an individual, including an officer, who is an employee of the Company or one of its Designated Subsidiaries for federal withholding tax purposes.  Individuals classified as independent contractors, consultants, advisors or members of the Board are not considered "Employees".

2.09 Enrollment Period means, with respect to a given Offering Period, that period beginning on the first day of May and November and ending on the last day of May or November during which Employees may elect to participate in order to purchase Stock at the end of that Offering Period in accordance with the terms of this Plan.  The duration and timing of Enrollment Periods may be changed or modified by the Committee.

2.10 Fair Market Value means, as of any date, the value of the Stock determined as follows:

(a)           If there should be a public market for the Stock on the determination date, the closing price of the Stock as reported on such date on the composite tape of the principal national securities exchange on which the Stock is listed or admitted to trading, or, if no composite tape exists for such national securities exchange on such date, then the closing price on the principal national securities exchange on which the Stock is listed or admitted to trading;

(b)           If the Stock is not listed or admitted on a national securities exchange, the arithmetic mean of the closing bid price and closing asked price for the Stock on the determination date as quoted on the National Association of Securities Dealers Automated Quotation System (or such market in which such prices are regularly quoted); or

(c)           If the determination day is not a Trading Day, and as a result, paragraphs 2.10(a) and 2.10(b) above are inapplicable, the “Fair Market Value” of the Stock shall be determined as of the next earlier Trading Day. If paragraphs 2.10(a) and 2.10(b) above are otherwise inapplicable, then the “Fair Market Value” of the Stock shall be as determined in good faith by the Committee.

2.11  Offering Period means the approximately six-month period beginning on the first Trading Day on or after June 1 and December 1 of a calendar year and ending on the last Trading Day in November and May, respectively.  The duration and timing of Offering Periods may be changed or modified by the Committee.

2.12  Participant means an eligible Employee who has elected to participate in the Plan.

2.13 Plan means this Bridgeline Digital, Inc. 2012 Employee Stock Purchase Plan.

2.14  Purchase Commencement Date means the first Trading Day of each Offering Period.

2.15 Purchase Termination Date means the last Trading Day of each Offering Period.

2.16 Purchase Price means 85% of the Fair Market Value of a share of Stock on the Purchase Termination Date of the current Offering Period; provided however, that the Purchase Price may be adjusted by the Board or the Committee with respect to any future Offering Period, but not below 85% of the Fair Market Value of a share of Stock on the Purchase Termination Date of the current Offering Period.

2.17 Reserves means the number of shares of Stock covered by all options under the Plan which have not yet been exercised and the number of shares of Stock which have been authorized for issuance under the Plan but which have not yet become subject to options.

2.18 Stock means the Company's common stock $.001 par value, and such other securities as may be substituted (or resubstituted) for Stock pursuant to Section 11.06.

2.19 Subsidiary means any corporation or other entity (other than the Company) in an unbroken chain of corporations beginning with the Company that satisfies the requirements of Section 424(f) of the Code and applicable regulations and other guidance issued thereunder whether or not such Corporation now exists or hereafter organized or acquired by the Company or a Subsidiary.

2.20 Trading Day means a day on which U.S. national stock exchanges and the NASDAQ System are open for trading and the Stock is being publicly traded on one or more of such markets.

ARTICLE III
 ELIGIBILITY AND PARTICIPATION

3.01 Initial Eligibility.

Only Employees employed by the Company or a Designated Subsidiary on a Purchase Commencement Date shall be eligible to participate in the Plan.  All Employees working for the Company or a Designated Subsidiary may participate in the Plan except as otherwise provided herein.

3.02 Restrictions on Participation.

Notwithstanding any provisions of the Plan to the contrary, no Employee shall be granted an option to participate in the Plan to the extent that:

(a)         immediately after the grant, such Employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the employer company or its parent or subsidiary (determined under the rules of Section 424(d) of the Code); or

(b)         his or her rights to purchase stock under this Plan and any other employee stock purchase plans of the Company and its Subsidiaries would accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) in Fair Market Value of the Stock (determined at the time such option is granted) in the aggregate for each calendar year in which such option is outstanding.

ARTICLE IV
OFFERING PERIODS

4.01 Semi-Annual Offerings.

The Plan shall be implemented by consecutive Offering Periods of six (6) months duration with a new Offering Period commencing on the first Trading Day on or after June 1 and December 1 of each calendar year and terminating on the last Trading Day of November and May, respectively. The Committee shall have the power to change the beginning date, ending date, and duration of Offering Periods with respect to future offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected thereafter, provided that Offering Periods will in all cases comply with applicable limitations under Section 423(b)(7) of the Code.

ARTICLE V
PARTICIPATION

5.01 An eligible Employee may become a Participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form provided by the Company and filing it with the designated human resources person of the Company or the Company’s third party administrator during the Enrollment Period before the applicable Purchase Commencement Date.

5.02 Payroll deductions for a Participant shall commence on the first payroll date occurring on or after the applicable Purchase Commencement Date and shall end on the last payroll date occurring on or before the Purchase Termination Date of the Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in Section 8.01 hereof.

5.03 Upon becoming a Participant in the Plan, the Employee shall be bound by the terms of this Plan, including any amendments hereto.

ARTICLE VI
PAYROLL DEDUCTIONS

6.01 Amount of Deduction.

A participant may elect to have deductions made for each payroll period during an Offering Period in an amount equal to any whole percentage of his or her Compensation received for the payroll period (e.g. 1%, 2%, etc.), subject to the limitations of Section 3.02, provided that the maximum amount of payroll deductions may not exceed the greater of (i) a specified maximum percentage of his or her Compensation for each payroll period as may be designated from time to time by the Committee (which shall initially be ten percent (10%)); and (ii) $22,500 for each calendar year. The Committee in its discretion, may increase and decrease the maximum percentage amount (but not the maximum dollar amount) contemplated under the immediately preceding sentence without formally amending the Plan; provided, however, that the maximum percentage amount shall be a uniform percentage of Compensation for all Participants.

 6.02  Participant's Account.

An individual Account shall be maintained by the Company for each Participant in the Plan. All payroll deductions made for a Participant shall be credited to his or her Account. A Participant may not make any separate cash payment into such Account.  A Participant's Account shall be only a bookkeeping account maintained by the Company, and neither the Company nor any Designated Subsidiary shall be obligated to segregate or hold in trust or escrow any funds in a Participant's Account.  Except for amounts not expended because of the Plan rule that fractional shares shall not be purchased, no amount of accumulated payroll deductions shall be carried over with respect to any Participant from the end of one Offering Period to the beginning of another.  No interest shall accrue or be paid on any payroll deductions or any other amounts credited to a Participant's Account.

6.03  Changes in Payroll Deductions.

(a)       During an Offering Period, a Participant may not make any increases or decreases to the rate of his or her payroll deductions.  A Participant may change the payroll deduction rate for subsequent Offering Periods by providing new written instructions to the Company.

(b)       Notwithstanding subsection (a) above, a Participant may elect to withdraw from his or her participation in the Plan at any time. An election to withdraw from participation shall become effective as soon as administratively feasible following the date such written election is received by the Company and shall remain in effect for successive Offering Periods until the participant provides new written instructions to the Company. A Participant who withdraws from participation during an Offering Period may not participate in the Plan until the next Offering Period.

(c)       Notwithstanding subsection (a) above, to the extent necessary to comply with the limitations of Section 423(b)(8) of the Code and Section 3.02 hereof, a Participant's payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period.  In such event, payroll deductions shall recommence at the rate provided in such Participant's subscription agreement at the beginning of the first Offering Period scheduled to end in the following calendar year, unless terminated by the Participant, as provided in Section 8.01 hereof.

ARTICLE VII
 GRANT AND EXERCISE OF OPTION

7.01 Number of Option Shares.

On the Purchase Commencement Date of each Offering Period, each Employee participating in such Offering Period shall be deemed to have been granted an option to purchase on the Purchase Termination Date of such Offering Period, at the applicable Purchase Price, up to a number of shares of Stock determined by dividing such Employee's payroll deductions credited to his or her Account as of the Purchase Termination Date by the applicable Purchase Price; provided that such purchase shall be subject to the limitations set forth in Sections 3.02 and 9.01.  Exercise of the option shall occur as provided in Section 7.02, unless the Participant has withdrawn the amount credited to his or her Account upon withdrawal from the Plan pursuant to Section 8.01 or such amount has been distributed to the participant upon termination of employment pursuant to Section 8.02. To the extent not exercised, the option shall expire on the last day of the Offering Period.

7.02 Automatic Purchase.

A Participant's option for the purchase of shares shall be exercised automatically on the Purchase Termination Date, and the maximum number of whole shares of Stock subject to the option shall be purchased for such Participant at the applicable Purchase Price with the accumulated payroll deductions credited to his or her Account.

7.03  Fractional Shares.

No fractional shares of Stock shall be purchased.  Any payroll deductions remaining in a Participant's Account which are not sufficient to purchase a full share of Stock on a Purchase Termination Date shall be retained in the Participant's Account for the subsequent Offering Period unless the Participant has withdrawn as to future Offering Periods, in which case such cash shall be returned to said Participant.  Any other amounts left over in a Participant's Account after a Purchase Termination Date shall be returned to the Participant.

7.04 Transferability of Option.

No option may be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise) and no option shall be subject to execution, attachment or similar process.  Any attempted assignment, transfer, pledge, hypothecation or other disposition of an option or levy or attachment or similar process upon the option not specifically permitted herein shall be null and void and without effect.  During a Participant's lifetime, a Participant's option to purchase shares of Stock hereunder shall be exercisable only by that Participant.

7.05 Delivery of Shares.

As promptly as practicable after each Purchase Termination Date of each Offering Period, the Company shall cause the number of shares of Stock purchased by each Participant to be registered on the stock transfer records of the Company in the name of the Participant (or in the name of his or her spouse, as designated by the Participant in his or her subscription agreement) and shall arrange for the delivery to each Participant of a certificate representing the number of full shares of Stock purchased upon exercise of his or her option.  The Committee may permit or require that the shares of Stock be deposited directly with a broker designated by the Committee or to a designated agent of the Company, and the Committee may utilize electronic or automated methods of share transfer.  The Committee may require that shares be retained with such broker or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying disposition of such shares of Stock.

ARTICLE VIII
WITHDRAWAL FROM PLAN AND TERMINATION OF EMPLOYMENT

8.01 Withdrawal from Plan Participation.

(a)   A Participant may withdraw all, but not less than all, of the payroll deductions credited to his or her Account and not yet used to exercise his or her option under the Plan at any time on or before thirty (30) calendar days before the Purchase Termination Date by giving written notice to the designated human resources representative of the Company or the Company’s third party administrator in the form provided by the Company.  All of the Participant's payroll deductions credited to his or her Account shall be paid to such Participant promptly after receipt of notice of withdrawal, such Participant's option for the Offering Period shall automatically be terminated, and no further payroll deductions for the purchase of shares of Stock shall be made for such Offering Period.  If a Participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period or any Offering Period thereafter unless the Participant delivers to the Company a new subscription agreement.

(b)   A Participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any succeeding Offering Period commencing after the termination of the Offering Period from which the Participant withdraws.

8.02 Termination of Employment.

Upon a Participant's termination of employment with the Company and all Designated Subsidiaries for any reason (including termination because of the Participant's death), prior to the expiration of the Offering Period, the Participant's participation in the Plan and his or her option shall be automatically terminated and all payroll deductions credited to such participant's Account during the Offering Period but not yet used to exercise the option shall be returned to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 11.01.  Whether a termination of employment has occurred shall be determined by the Committee.  The Committee may also establish rules regarding when leaves of absence or changes of employment status will be considered to be a termination of employment, including rules regarding transfer of employment among Designated Subsidiaries and the Company, and the Committee may establish termination-of-employment procedures for this Plan that are independent of similar rules established under other benefit plans of the Company and its Subsidiaries; provided that such procedures are not in conflict with the requirements of Section 423 of the Code.

ARTICLE IX
STOCK

9.01 Maximum Number of Shares.

The maximum number of shares of Stock which may be issued under the Plan shall be 300,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 11.06.

            Notwithstanding the foregoing sentence and subject to adjustment as set forth in Section 11.06, the maximum number of shares of Stock that may be purchased by all Participants in any Offering Period shall not exceed 150,000 shares.  If, on a given Purchase Termination Date, the number of shares with respect to which options are to be exercised exceeds either maximum, the Committee shall make, as applicable, such adjustment or pro rate allocation of the shares of Stock remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable and nondiscriminatory.

9.02  Participant's Interest in Option Stock.

The Participant will have no interest or voting rights in shares of Stock covered by his or her option or in any dividends declared by the Company in respect of its outstanding common stock until such option has been exercised.

9.03  Shares of Stock to be delivered to a Participant under the Plan shall be registered in the name of the Participant or in the name of the Participant and his or  her spouse, as designated by the Participant.

ARTICLE X
 ADMINISTRATION

10.01 Authority of the Committee.

(a)   The Plan shall be administered by the Compensation Committee of the Board. Subject to the express provisions of the Plan, the Committee shall have full and discretionary authority to interpret and construe all provisions of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations deemed necessary or advisable for administering the Plan. The Committee's determination on the foregoing matters shall be final and conclusive. The Committee may, in its discretion, delegate some or all of its authority to one or more employees or officers of the Company in which case any references in this Plan to the Committee shall also refer to such delegate.

(b)   The provisions of the Plan intended to be subject to Code Section 423 shall be construed in a manner consistent with the requirements of that Code Section. The Committee shall have the discretion to determine whether a Subsidiary shall be a Designated Subsidiary participating in the Plan.  Additionally, the Committee shall have discretion to adopt rules regarding Plan administration to conform to local laws or to enable eligible employees of the Company and Designated Subsidiaries to participate in the Plan.  All rules and determinations of the Committee in the administration of the Plan shall be uniformly and consistently applied to all persons in similar circumstances.

10.02 Rules Governing the Administration of the Committee.

The Committee shall hold its meetings at such times and places as it shall deem advisable and may hold telephonic meetings. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. The Committee may correct any defect or omission or reconcile any inconsistency in the Plan, in the manner and to the extent it shall deem desirable. Any decision or determination reduced to writing and signed by a majority of the members of the Committee shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held.

 10.03 Indemnification.

Members of the Committee, and any officer or employee of the Company acting at the direction, or on behalf, of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

10.04 Administrative Costs.

The costs and expenses incurred in the administration of the Plan and maintenance of Accounts will be paid by the Company.

ARTICLE XI
MISCELLANEOUS

11.01 Designation of Beneficiary.

(a)   A Participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant's account under the Plan in the event of such Participant's death subsequent to a Purchase Termination Date on which the option is exercised, but before delivery to such Participant of such shares and cash.  In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's account under the Plan in the event of such Participant's death before exercise of the option.  If a Participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

(b)   Such designation of beneficiary may be changed by the Participant at any time by written notice.  In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares and/or cash to the estate of the Participant.

11.02 Transferability.

Neither payroll deductions credited to a Participant's Account nor any rights with regard to the exercise of an option or to receive Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant other than by will or the laws of descent and distribution as provided in Section 11.01. Any such attempted assignment, transfer, pledge or other disposition shall be without effect.

11.03 Withholding.

The Company or any Designated Subsidiary is authorized to withhold from any payment to be made to a Participant withholding amounts and other taxes due in connection with any transaction under the Plan, including any disposition of shares acquired under the Plan, and a Participant's enrollment in the Plan will be deemed to constitute his or her consent to such withholding. At the time of a Participant's exercise of an option or disposition of shares acquired under the Plan, the Company may require the Participant to make other arrangements to meet tax withholding obligations as a condition to exercise of rights or distribution of shares or cash from the Participant's Account.  In addition, a Participant may be required to advise the Company of sales and other dispositions of Stock acquired under the Plan in order to permit the Company to comply with tax laws and to claim any tax deductions to which the Company may he entitled with respect to the Plan.

11.04 Use of Funds.

All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions or pay interest thereon.

11.05 Reports.

Statements of Account shall be given to each Participant at least semi-annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased, any remaining cash balance, and other information deemed relevant by the Committee.

11.06     Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

(a)  Changes in Capitalization. The Committee shall proportionately adjust the Reserves and the price per share and the number of shares of Stock covered by each option under the Plan which has not yet been exercised for any increase or decrease in the number of issued shares of Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Stock, or other extraordinary corporate event which affects the Stock in order to prevent dilution or enlargement of the rights of participants. The determination of the Committee with respect to any such adjustment shall be final, binding and conclusive on all parties.

(b)  Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Purchase Termination Date (the "New Purchase Termination Date"), and shall terminate immediately before the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Committee.  The New Purchase Termination Date shall be before the date of the Company's proposed dissolution or liquidation.  The Committee shall notify each Participant in writing at least ten (10) business days before the New Purchase Termination Date, that the Purchase Termination Date for the Participant's option has been changed to the New Purchase Termination Date and that the Participant's option shall be exercised automatically on the New Purchase Termination Date, unless before such date the Participant has withdrawn from the Offering Period as provided in Section 8.01 hereof or the Participant’s participation in the Plan has been terminated upon termination of employment pursuant to Section 8.02.

       (c)  Asset Sale or Merger. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Committee shall shorten the Offering Period then in progress by setting a new Purchase Termination Date (the "New Purchase Termination Date"). The New Purchase Termination Date shall be before the date of the Company's proposed asset sale or merger. The Committee shall notify each participant in writing, at least ten (10) business days prior to the New Purchase Termination Date, that the Purchase Termination Date for the Participant's purchase has been changed to the New Purchase Termination Date and that the Participant's option shall be exercised automatically on the New Purchase Termination Date, unless prior to such date the Participant has withdrawn the amount credited to his or her Account upon withdrawal from the Plan pursuant to Section 8.01 or such amount has been distributed to the participant upon termination of employment pursuant to Section 8.02.

11.07 Amendment and Termination.

Subject to any applicable law or government regulation, to any requirement that must be satisfied for purposes of Section 423 of the Code and to the rules of the NASDAQ Capital Market or any successor exchange or quotation system on which the Stock may be listed or quoted, the Plan may be amended, modified or terminated by the Board without the approval of the stockholders of the Company, except that stockholder approval shall be required for any amendment that would (i) increase the maximum number of shares of Stock that may be issued under the Plan; provided, however, that any adjustment under Section 11.06(a) shall not constitute an increase for purposes of this Section 11.07; or (ii) change the class of employees eligible to participate in the Plan.  Any other amendment to the Plan may be made by either the Board or the Committee.  No amendment, modification or termination of the Plan may, without the consent of the Participant then having an option under the Plan to purchase Stock, materially and adversely affect the rights of such Participant under such option.

11.08 No Employment.

The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares of Stock under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company or any Designated Subsidiary, and it shall not be deemed to interfere in any way with the Company's or Designated Subsidiary's right to terminate, or otherwise modify, an employee's employment at any time.

11.09 Notices.

All notices or other communications by a Participant to the Company shall be deemed to have been duly given when received in the manner and form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

11.10 Elections.

All elections and notices made by a Participant to the Company may be made telephonically or electronically in accordance with procedures established by the Committee and the Company.

 11.11 Conditions Upon Issuance of Shares.

The Company shall not be obligated to issue shares of Stock with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or automated quotation system upon which the shares may then be listed or quoted.

11.12 Effect of Plan.

The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Participant, including, without limitation, such Participant's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Participant.

11.13 Effective Date; Term.

The Plan was adopted by the Board of Directors on February 22, 2012 and shall become effective as of  May 1, 2012, subject to approval by the Company's stockholders, provided that such approval is received within twelve (12) months after its adoption by the Board.  Once effective, the Plan shall continue for a term of ten (10) years after the Effective Date unless sooner terminated by the Board pursuant to Section 11.07 hereof.  If the Plan is not so approved, the Plan shall not become effective.

11.14 Governing Law.

The laws of the State of Delaware will govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States.